SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
☒ Definitive proxy statement
☐ Definitive additional materials
☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

IDT Corporation

(Exact Name of Registrant as specified in its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(1), and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

Howard S. Jonas

Chairman of the Board of Directors

IDT Corporation

520 Broad Street

Newark, NJ 07102

November 12, 2003

To Our Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of the Stockholders of IDT Corporation. The Annual Meeting will be held at 11:00 a.m. on Monday, December 15, 2003, at the Company’s headquarters located at 520 Broad Street, Newark, New Jersey.

Please vote on all the matters listed in the enclosed Notice of Annual Meeting of Stockholders, each of which is more fully described in the enclosed Proxy Statement. The Board of Directors recommends a vote FOR all of these proposals.

All stockholders are invited to attend the Annual Meeting in person. If, however, you do not expect to be present at the Annual Meeting and wish your shares to be voted, you should complete, sign and date the enclosed form of proxy and return it by mail in the enclosed envelope or grant your proxy by telephone or the Internet as set forth on the form of proxy attached to the Proxy Statement.

I appreciate your interest and support of IDT and urge you to vote your shares either in person or by granting your proxy as promptly as possible.

Sincerely,

Howard S. Jonas

Chairman of the Board of Directors

IDT CORPORATION

520 Broad Street

Newark, New Jersey 07102

(973) 438-1000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting (the “Annual Meeting”) of Stockholders of IDT Corporation (the “Company”) will be held at 11:00 a.m., local time, on Monday, December 15, 2003, at the Company’s headquarters located at 520 Broad Street, Newark, New Jersey, for the following purposes:

1.	ELECTION OF DIRECTORS. The election of four Class II directors for a term of three years, which will expire at the Company’s annual meeting of stockholders in 2006 or until such time as their respective successors are duly elected and qualified, subject to their earlier resignation or removal;

2.	APPROVAL OF AMENDMENTS TO THE COMPANY’S 1996 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED AND RESTATED. The approval of amendments to the Company’s 1996 Stock Option and Incentive Plan, as amended and restated (the “Plan”), that will (i) permit the grant of deferred stock units under the Plan, (ii) permit the grant of restricted stock to non-employee directors and (iii) increase the number of shares of the Company’s Class B Common Stock available for the grant of awards under the Plan by an additional 3,000,000 shares;

3.	APPROVAL OF THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN. The approval of the Company’s Employee Stock Purchase Plan;

4.	APPROVAL OF THE GRANT OF OPTIONS TO PURCHASE SHARES OF THE COMPANY’S CLASS B COMMON STOCK TO CERTAIN OFFICERS AND DIRECTORS OF THE COMPANY. The approval of the grant of options to purchase up to an aggregate of 965,000 shares of the Company’s Class B Common Stock granted outside of the Plan to certain officers and directors of the Company;

5.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. The ratification of the appointment of Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending July 31, 2004; and

6.	OTHER BUSINESS. Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on October 20, 2003 are entitled to notice of and to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Joyce J. Mason

Senior Vice President, General Counsel and Secretary

Newark, New Jersey

November 12, 2003

IDT CORPORATION

520 Broad Street

Newark, New Jersey 07102

(973) 438-1000

PROXY STATEMENT

General Information

This Proxy Statement is furnished to the stockholders of IDT Corporation, a Delaware corporation (the “Company” or “IDT”), in connection with the solicitation by the Company’s Board of Directors of proxies in the form enclosed herewith for use in voting at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Monday, December 15, 2003 at 11:00 a.m., local time, at the Company’s headquarters located at 520 Broad Street, Newark, New Jersey 07102. The shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), Class A common stock, par value $0.01 per share (the “Class A Common Stock”), and Class B common stock, par value $0.01 per share (the “Class B Common Stock”), represented by the proxies received by telephone, Internet or mail (properly marked, dated and executed) and not revoked will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders on or about November 12, 2003.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of Joyce J. Mason, Senior Vice President, General Counsel and Secretary) a written notice of revocation or by executing a later-dated proxy by telephone, Internet or mail, or by attending the Annual Meeting and voting in person.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of the Common Stock, Class A Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business on Monday, October 20, 2003 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock, Class A Common and Class B Common Stock entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 92,306,780 shares outstanding, of which 83,133,135 shares are entitled to vote at the Annual Meeting, consisting of 22,067,468 shares of Common Stock, 9,816,988 shares of Class A Common Stock and 51,248,679 shares of Class B Common Stock. The remaining 9,173,645 shares outstanding, consisting of 3,007,392 shares of Common Stock and 6,166,233 shares of Class B Common Stock, are beneficially owned by the Company, and are not entitled to vote or be counted for quorum purposes.

Each holder of Common Stock is entitled to one vote per share, each holder of Class A Common Stock is entitled to three votes per share and each holder of Class B Common Stock is entitled to one-tenth of a vote per share. The holders of Common Stock, Class A Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders. The presence at the Annual Meeting of a majority of the voting power of the outstanding Common Stock, Class A Common Stock and Class B Common Stock (voting together), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

A plurality of the votes cast at the Annual Meeting will be required for the election of each candidate to the Board of Directors and a majority of the votes cast at the Annual Meeting will be required for the approval of all other matters submitted to the vote of the Company’s stockholders.

With respect to Proposal Nos. 1 and 5, abstentions and broker non-votes will be included in determining whether a quorum is present, but will not be counted as votes for or against these proposals. With respect to Proposal Nos. 2, 3 and 4, pursuant to applicable New York Stock Exchange rules, abstentions will be included, but broker non-votes will not be included, in determining whether a quorum is present, and neither abstentions nor broker non-votes will be counted as votes for or against these proposals.

References to Fiscal Years

The Company’s fiscal year ends on July 31 of each calendar year. Each reference below to a Fiscal Year refers to the Fiscal Year ending in the calendar year indicated (e.g., Fiscal 2003 refers to the Fiscal Year ended July 31, 2003).

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock (and Class A Common Stock, assuming conversion of all shares of Class A Common Stock into Common Stock) and Class B Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock (and Class A Common Stock, on an as-converted basis) or the Class B Common Stock, (ii) each of the Company’s directors and the Named Executive Officers (as defined below), and (iii) all directors and executive officers of the Company as a group. Information regarding the beneficial ownership of equity securities of Net2Phone, Inc., a publicly-traded subsidiary of the Company (“Net2Phone”), and IDT Media, Inc. (“IDT Media”) and IDT Telecom, Inc. (“IDT Telecom”) privately-held subsidiaries of the Company, by each of the Company’s directors, each Named Executive Officer and all directors and executive officers of the Company as a group is noted in footnotes to the table. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them. Each holder of Common Stock is entitled to one vote per share, each holder of Class A Common Stock is entitled to three votes per share and each holder of Class B Common Stock is entitled to one-tenth of a vote per share.

The security ownership information is given as of October 24, 2003 and, in the case of percentage ownership information, is based on (i) 22,067,468 shares of Common Stock, (ii) 9,816,988 shares of Class A Common Stock, and (iii) 51,335,929 shares of Class B Common Stock.

	Number of Shares of Common Stock	Percentage of Ownership of Common Stock	Number of Shares of Class B Common Stock	Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Power
Howard S. Jonas(1) 520 Broad Street Newark, New Jersey 07102	11,643,170	36.5%	6,150,156	12.0%	56.3%
Liberty Media Corporation(2) 12300 Liberty Boulevard Englewood, Colorado 80112	—	—	10,260,303	20.0%	1.8%
Greenlight Capital, L.L.C. and David Einhorn(3) 420 Lexington Avenue, Suite 1740 New York, New York 10170	—	—	3,793,400	7.4%	*
James A. Courter(4)(19)	1,306	*	1,962,674	3.7%	*
Stephen R. Brown(5)(19)	2,078	*	219,998	*	*
Moshe Kaganoff(6)(20)	1,152	*	24,000	*	*
Joyce J. Mason(7)(20)	16,416	*	281,819	*	*
Marc E. Knoller(8)	1,236	*	177,500	*	*
Jonathan Levy(9)(19)	1,147	*	107,872	*	*
Morris Lichtenstein(10)(19)	893	*	302,998	*	*
Rudy Boschwitz(11)	—		40,000
J. Warren Blaker(12)	—	*	118,000	*	*
Saul K. Fenster(13)	500	*	61,500	*	*
William A. Owens(14)	498	*	40,498	*	*
William F. Weld(15)	—	*	40,000	*	*
Jack Kemp(16)(20)	—	—	90,000	*	*
Michael J. Levitt(17)	—	—	60,000	*	*
James S. Gilmore, III(18)	—	—	20,000	*	*
All directors and executive officers as a group (20 persons)(19)(20)	11,672,361	36.6%	10,120,388	18.3%	56.7%

*	Less than 1%.
(1)	Includes an aggregate of 9,816,988 shares of Class A Common Stock and 6,150,156 shares of Class B Common Stock and 1,826,182 shares of Common Stock, consisting of (a) 8,094,330 shares of Class A

Common Stock and 2,998,390 shares of Class B Common Stock held by Mr. Jonas directly, (b) 19,570 shares of Class A Common Stock and 19,570 shares of Class B Common Stock beneficially owned by The Jonas Family Limited Partnership, (c) an aggregate of 1,703,088 shares of Class A Common Stock and 1,703,088 shares of Class B Common Stock beneficially owned by the eight separate Trusts under Article Four of the Howard S. Jonas 1996 Annuity Trust Agreement for the benefit of each of: Samuel Jonas, David Jonas, Michael Jonas, Leora Jonas, Jonathan Jonas, Rachel Jonas, Joseph Jonas and Tamar Jonas in equal amounts of 212,886 shares of Class A Common Stock and 212,886 shares of Class B Common Stock, (d) 229,108 shares of Class B Common Stock beneficially owned by the Howard S. Jonas 1998 Annuity Trust, (e) 1,825,142 shares of Common Stock and 1,200,000 shares of Class B Common Stock beneficially owned by the Jonas Foundation and (f) 1,040 shares of Common Stock held by Mr. Jonas in his 401(k) plan. Mr. Jonas is the General Partner of The Jonas Family Limited Partnership and the Trustee of the Howard S. Jonas 1998 Annuity Trust and, together with Deborah Jonas, is a Trustee of each of The Jonas Foundation and the eight separate trusts under Article Four of the Howard S. Jonas 1996 Annuity Trust Agreement F/B/O Samuel Jonas, David Jonas, Michael Jonas, Leora Jonas, Jonathan Jonas, Rachel Jonas, Joseph Jonas and Tamar Jonas.

(2)	Based solely on a Form 13D/A filed on November 8, 2001. Liberty Media also owns 88,235 shares of common stock of IDT Telecom (approximately 4.8% of the total outstanding), 88.235 shares of IDT Media, Inc., (approximately 5.6% of the total outstanding) and, through ownership of NTOP Holdings, LLC, beneficial ownership of approximately 26.9% of Net2Phone’s outstanding Class A Common Stock as of July 31, 2003.
(3)	Based solely on a Form 13G filed on January 10, 2003.
(4)	Includes (a) 72,676 shares of Class B Common Stock held by Mr. Courter directly, (b) 1,306 shares of Common Stock held by Mr. Courter in his 401(k) Plan and (c) 1,889,998 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(5)	Includes (a) 1,000 shares of Common Stock and 1,000 shares of Class B Common Stock held by Mr. Brown directly, (b) 1,078 shares of Common Stock held by Mr. Brown in his 401(k) Plan and (c) 218,998 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(6)	Includes (a) 1,152 shares of Common Stock held by Mr. Kaganoff in his 401(k) Plan and (b) 24,000 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(7)	Includes (a) 10,380 shares of Common Stock and 13,055 shares of Class B Common Stock held by Ms. Mason directly, (b) 1,396 shares of Common Stock held by Ms. Mason in her 401(k) Plan, (c) an aggregate of 4,640 shares of Common Stock and 11,065 shares of Class B Common Stock owned by Ms. Mason’s husband, son and daughter and (d) 257,699 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(8)	Includes (a) 1,236 shares of Common Stock held by Mr. Knoller in his 401(k) Plan and (b) 177,500 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(9)	Includes (a) 41 shares of Common Stock and 41 shares of Class B Common Stock held by Mr. Levy directly, (b) 1,106 shares of Common Stock held by Mr. Levy in his 401(k) Plan and (c) 107,831 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(10)	Includes (a) 893 shares of Common Stock held by Mr. Lichtenstein in his 401(k) Plan and (b) 302,998 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(11)	Includes 40,000 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(12)	Includes 118,000 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(13)	Includes 500 shares of Common Stock and 1,500 shares of Class B Common Stock owned by Mr. Fenster’s wife as well as 60,000 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days. Mr. Fenster disclaims beneficial ownership of all shares owned by his wife.

(14)	Includes (a) 498 shares of Common Stock and 498 shares of Class B Common Stock held by the Owens Family Trust (Admiral Owens, together with his wife, are trustees of the Owens Family Trust), and (b) 40,000 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(15)	Includes 40,000 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(16)	Includes 90,000 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(17)	Includes 60,000 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(18)	Includes 20,000 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(19)	Does not include beneficial ownership of the following numbers of shares of (a) common stock of IDT Telecom that may be acquired within 60 days pursuant to stock options: Mr. Courter, 234 shares; Ms. Mason, 20 shares; Mr. Knoller, 78 shares; Mr. Brown, 78 shares; Mr. Lichtenstein, 843 shares; Mr. Kaganoff, 125 shares, Mr. Levy, 140 shares; and all directors and executive officers as a group, 1,791 shares, (b) common stock of Net2Phone that are beneficially owned or that may be acquired within 60 days pursuant to stock options: Mr. Courter, 81,304 shares; Mr. Brown, 85,180 shares; Mr. Lichtenstein, 34,110 shares, Mr. Levy, 54,300 shares; Ms. Mason, 50,600 shares; Mr. Knoller 36,750 shares; Mr. Kemp, 1,000; and all directors and executive officers as a group, 431,324 shares, or (c) 28.9 million shares of Net2Phone Common Stock held by NTOP Holdings, LLC which may be deemed to be beneficially held by certain of the above listed persons.
(20)	Includes the shares and options set forth above with respect to the officers and directors listed above and an additional 3,965 shares of Common Stock held in certain officers’ 401(k) plans and 423,373 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Restated Certificate of Incorporation, as amended, the authorized number of directors on the Board of Directors is seventeen. There are currently fourteen directors on the Board of Directors and three vacancies.

Each director holds office until such director’s successor has been duly elected and qualified. The Board of Directors is divided into three classes, with Messrs. Blaker, Courter, Knoller, Brown and Weld constituting Class I, Messrs. Kaganoff, Gilmore and Kemp and Admiral Owens constituting Class II and Ms. Mason and Messrs. Jonas, Boschwitz, Fenster and Levitt constituting Class III. Upon the expiration of the term of each class, directors comprising such class of directors are eligible to be elected for a three-year term at the next succeeding annual meeting of stockholders. The terms of the Class II directors expire at the Annual Meeting and the terms of the Class I and Class III directors expire at the Company’s annual meeting of stockholders to be held in 2005 and 2004, respectively.

A total of four Class II directors have been nominated for re-election at the Annual Meeting to serve for a term of three years until the 2006 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier resignation or removal. A plurality of the votes cast at the Annual Meeting shall elect each director. Stockholders may not grant a proxy for a greater number of persons than four, which is the number of nominees identified herein.

The nominees are Moshe Kaganoff, James S. Gilmore, III, Jack F. Kemp and Admiral William A. Owens, each of whom is an incumbent director and has consented to be named in this proxy statement and to serve if elected. Certain information about the nominees for Class II directors is furnished below.

Moshe Kaganoff has served as the Company’s Executive Vice President of Strategic Planning since January 2000 and has been a director of the Company since March 1999. From April 1994 through July 1998, Mr. Kaganoff served as the Company’s Manager of Operations. Since August 2001, Mr. Kaganoff has also served as Executive Vice President of Strategic Planning for IDT Telecom. Mr. Kaganoff holds a B.A. in Economics from Yeshiva University.

James S. Gilmore, III has served as a director of the Company since September 2003. Mr. Gilmore is presently a partner at the Washington office of the law firm Kelly, Drye & Warren LLP, where he chairs the Homeland Security Practice Group, and President of USA Secure. From 1998 to 2002, Mr. Gilmore was Governor of Virginia and was in office when the Pentagon was attacked on September 11, 2001. Since 1999, Mr. Gilmore has been Chairman of the Congressional Advisory Panel to Assess Domestic Response Capabilities for Terrorism Involving Weapons of Mass Destruction, also known as the “Gilmore Commission.” He received an undergraduate degree in Foreign Affairs from the University of Virginia in 1971.

Jack F. Kemp has served as a director of the Company since April 2003. From October 2001 through April 2003, Mr. Kemp served on the Board of Directors of IDT Telecom. Mr. Kemp had previously served on the Board of Directors of IDT Ventures (the predecessor to IDT Media, Inc. (“IDT Media”)). Mr. Kemp is currently co-director of Empower America, a Washington, D.C. based public policy and advocacy organization he co-founded in 1993 with William Bennett and Ambassador Jeane Kirkpatrick. Mr. Kemp served four years as Secretary for Housing and Urban Development under President George H. Bush and authored the Enterprise Zones legislation to encourage entrepreneurship and job creation in urban America. In 1995, Mr. Kemp served as Chairman of the National Commission on Economic Growth and Tax Reform and in August 1996 received the Republican Party’s nomination for Vice President. Prior to serving in President Bush’s cabinet, Mr. Kemp was a member of the U.S. House of Representatives from 1971 to 1989, representing the Buffalo area and Western New York. Mr. Kemp graduated from Occidental College. Mr. Kemp played for 13 years as a professional football quarterback. He was captain of the San Diego Chargers from 1960-1962 and captain of the Buffalo Bills, the team he quarterbacked to the American Football League Championships in 1964 and 1965.

Admiral William A. Owens has served as a director of the Company since March 2000. Admiral Owens has served as Chairman of the Board of Directors and Chief Executive Officer of Teledesic LLC since August 1998. Admiral Owens was the President, Chief Operating Officer and Vice Chairman of the Board of Directors of Science Applications International Corporation, from June 1996 to August 1998. In addition, Admiral Owens served as the Vice Chairman of the Joint Chiefs of Staff from 1994 to 1996. Admiral Owens received a B.S. from the United States Naval Academy, a B.A. and M.A. from Oxford University and an M.B.A. from George Washington University. Admiral Owens also serves as a director of Symantec Corporation, Polycom Inc., ViaSat Inc., Biolase Technology Inc., TIBCO Software Inc., Telstra Corporation Limited, BAT plc and Daimler Chrysler Corporation.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE ELECTION OF THE NOMINEES NAMED ABOVE.

Directors and Executive Officers

The current directors and executive officers of the Company are as follows:

Name	Age	Position
Howard S. Jonas(1)	47	Chairman of the Board of Directors
James A. Courter(1)	62	Vice Chairman of the Board of Directors and Chief Executive Officer
Ira A. Greenstein	43	President
Stephen R. Brown	47	Chief Financial Officer, Treasurer and Director
Marcelo Fischer	36	Chief Accounting Officer and Controller
Joyce J. Mason	44	Senior Vice President, General Counsel, Secretary and Director
Marc E. Knoller	42	Senior Vice President and Director
Moshe Kaganoff(2)	32	Executive Vice President of Strategic Planning and Director
Geoffrey Rochwarger	33	Executive Vice President of Telecommunications
Morris Lichtenstein	39	Executive Vice President of Business Development
E. Brian Finkelstein	43	Executive Vice President of Business Development
Jonathan Levy	32	Executive Vice President of Corporate Development
J. Warren Blaker(2)(3)	69	Director
Saul K. Fenster(2)(3)(4)(5)	70	Director
Admiral William A. Owens(4)(6)	63	Director
William F. Weld(7)	58	Director
Michael J. Levitt(3)(4)	44	Director
Rudy Boschwitz(5)(7)	73	Director
James S. Gilmore, III(6)	54	Director
Jack F. Kemp(7)	68	Director

(1)	Member of the Nominating Committee of the Board of Directors.
(2)	Member of the Technology Committee of the Board of Directors.
(3)	Member of the Audit Committee of the Board of Directors.
(4)	Member of the IDT-Net2Phone Dispute Resolution Committee of the Board of Directors.
(5)	Member of the Special Real Estate Committee of the Board of Directors.
(6)	Member of the Compensation Committee of the Board of Directors.
(7)	Member of the Corporate Governance Committee of the Board of Directors.

Set forth below is biographical information with respect to the Company’s directors and executive officers, other than the Company’s Class II directors:

Howard S. Jonas founded IDT in August 1990 and has served as Chairman of the Board of Directors since its inception. Mr. Jonas served as Chief Executive Officer of the Company from December 1991 until July 2001, as President of the Company from December 1991 through September 1996, and as Treasurer of the Company from its inception through December 2002. From December 1999 to June 2002, Mr. Jonas served as Chairman of the Board of Directors of IDT Telecom. Mr. Jonas also served as Chairman of the Board of Directors of IDT Media until June 2002. Since June 2002, Mr. Jonas has served as a Co-Chairman of the Board of Directors of IDT Media. From March to December of 2002, Mr. Jonas served as Chairman of the Board of Managers of Winstar Holdings, LLC (“Winstar Holdings”). Since December 2002, Mr. Jonas has been a member of the Board of Managers of Winstar Holdings. Mr. Jonas is also the founder and has been President of Jonas Publishing Corp., a publisher of trade directories (“Jonas Publishing”), since its inception in 1979. Mr. Jonas became the Chairman of the Board of Directors of Net2Phone in October 2001. Mr. Jonas received a B.A. in Economics from Harvard University.

James A. Courter joined the Company in October 1996 and served as President of the Company from October 1996 until July 2001. Since August 2001, Mr. Courter has served as Chief Executive Officer of the Company. Mr. Courter has also been a director of the Company since March 1996 and has been Vice Chairman of the Board of Directors of the Company since March 1999. In addition, since December 1999, Mr. Courter has served as a director of IDT Telecom and as the Vice Chairman of IDT Media. Since December 1999, Mr. Courter has served as a director of Net2Phone. Since March 2002, Mr. Courter has served as a member of the Board of Managers of Winstar Holdings. Mr. Courter has been a senior partner in the New Jersey law firm of Courter, Kobert & Cohen since 1972. He was also a partner in the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson & Hand from January 1994 to September 1996. Mr. Courter was a member of the U.S. House of Representatives for 12 years, retiring in January 1991. From 1991 to 1994, Mr. Courter was Chairman of the President’s Defense Base Closure and Realignment Commission. Mr. Courter also serves as a director of The Berkeley School. He received a B.A. from Colgate University and a J.D. from Duke University Law School.

Ira A. Greenstein joined the Company in January 2000 and served as Counsel to the Chairman until July 2001. Since August 2001, Mr. Greenstein has served as President of the Company. Prior to joining the Company, Mr. Greenstein was a partner in the law firm of Morrison & Foerster LLP from February 1997 to November 1999 where he served as the Chair of that firm’s New York Office Business Department. Concurrently, Mr. Greenstein served as General Counsel and Secretary of Net2Phone from January 1999 to November 1999. Prior to 1997, Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Greenstein also served on the Securities Advisory Committee to the Ontario Securities Commission from 1992 to 1996. From 1991 to 1992, Mr. Greenstein also served as counsel to the Ontario Securities Commission. Mr. Greenstein serves on the Board of Overseers of Touro College. Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School.

Stephen R. Brown joined the Company as Chief Financial Officer in May 1995 and has been a director of the Company since February 2000. Since June 2002, Mr. Brown has also served as Treasurer of the Company and as Co-Chairman of the Board of Directors of IDT Media. Since December 2002, Mr. Brown has also served as Treasurer of IDT Media. Mr. Brown is also a director of Net2Phone. Mr. Brown is currently Chairman of Film Roman, Inc., the Chairman of Digital Production Solutions, Inc., a board member of Vanguard Animation LLC and a board nominee of Mainframe Entertainment Inc. From 1985 to May 1995, Mr. Brown operated his own public accounting practice servicing medium-sized corporations as well as high net worth individuals. Mr. Brown received a B.A. degree in Economics from Yeshiva University and a B.B.A. degree in Business and Accounting from Baruch College.

Marcelo Fischer has served as the Company’s Controller since May 2001 and Chief Accounting Officer since December 2001. Prior to joining IDT, Mr. Fischer was the Corporate Controller of Viatel, Inc. from 1999 until 2001. From 1998 through 1999, Mr. Fischer was the International Controller of the Consumer International Division of Revlon, Inc. From 1991 through 1998, Mr. Fischer held various accounting and finance positions at Colgate-Palmolive Corporation. Mr. Fischer, a Certified Public Accountant, received an M.B.A. degree in Finance and Accounting from New York University Stern School of Business and a B.A. degree in Economics from University of Maryland.

Joyce J. Mason has served as the Company’s Senior Vice President since December 1998, as General Counsel, Secretary and a director of the Company since its inception and as a director of the Company’s predecessor since its inception. In addition, Ms. Mason served as a director of IDT Telecom and IDT Media from December 1999 until May 2001. Ms. Mason became a director of Net2Phone in October 2001. Prior to joining the Company, Ms. Mason had been in private legal practice. Ms. Mason received a B.A. from the City University of New York and a J.D. from New York Law School.

Marc E. Knoller has been a director of the Company since March 1996 and Senior Vice President since December 1998. Mr. Knoller joined the Company as a Vice President in March 1991 and also served as a director of its predecessor since such time. Since December 2001, Mr. Knoller has served as the President and

Chief Operating Officer of IDT Media. From 1988 until March 1991, Mr. Knoller was director of national sales for Jonas Publishing. Mr. Knoller has served as Vice President of Jonas Publishing from 1991 until the present. Mr. Knoller received a B.B.A. from Baruch College.

Geoffrey Rochwarger has served as the Company’s Executive Vice President of Telecommunications since 1996 and served as a director of the Company from July 1999 until December 2002. Since December 2001, Mr. Rochwarger has also served as Chief Operating Officer of Winstar Holdings and as the Vice Chairman of the Board of Managers of Winstar Holdings since December 2002. Mr. Rochwarger also served as Chief Operating Officer of IDT Telecom from May 2001 until March 2003. Mr. Rochwarger served as the President of Genie, an online service company and a subsidiary of the Company, from 1995 until 1996. Prior to joining IDT, Mr. Rochwarger was the Operations Manager at Galaxy Freight Service LTD. Mr. Rochwarger holds a B.A. Degree in Economics from Yeshiva University.

Morris Lichtenstein has served as Executive Vice President of Business Development of the Company since January 2000. From January 1999 to December 1999, Mr. Lichtenstein served as Controller of the Company. Since May 2001, Mr. Lichtenstein has also served as Vice Chairman of the Board of Directors and Chief Executive Officer of IDT Telecom. From 1988 to 1998, Mr. Lichtenstein served as the Controller of Mademoiselle Knitwear, Inc. Mr. Lichtenstein received a B.A. from Touro College.

E. Brian Finkelstein has served as Executive Vice President of Business Development of the Company since February 2002. Since March 2002, Mr. Finkelstein has served as Chief Executive Officer and as a member of the Board of Managers of Winstar Holdings. Since December 2002, Mr. Finkelstein has served as the Chairman of the Board of Managers of Winstar Holdings. Before joining Winstar, Mr. Finkelstein served as President and Chief Executive Officer of Horizon Global Trading, LLC (acquired by IDT in February 2002 (“Horizon”)). Prior to joining Horizon, Mr. Finkelstein was a Managing Director responsible for a global sales and trading department at UBS Securities. Mr. Finkelstein received a B.A. in Economics from Brooklyn College.

Jonathan Levy has served as Executive Vice President of Corporate Development of the Company since October 1999. Mr. Levy also served as the director of the Company’s Fiber Division from June 1998 through November 2000. Since 2003, Mr. Levy has served as Vice Chairman and President of Carrier Services and Sales Strategy of IDT Telecom. From May 2001 to 2003, Mr. Levy served as a director and President, Carrier Wholesale of IDT Telecom. Prior to joining the Company, Mr. Levy was Operations Manager for B&H Photo, Inc. Mr. Levy holds a B.S. Degree in Finance from Touro College.

J. Warren Blaker has been a director of the Company since March 1996. Dr. Blaker has been Professor of Physics and Director of the Center for Lightwave Science and Technology at Fairleigh Dickinson University since 1987. Prior to such time, Dr. Blaker worked in various capacities in the optics industry, including serving as Chief Executive Officer of University Optical Products, Inc., a wholly-owned subsidiary of University Patents, Inc., from 1982 to 1985. Dr. Blaker received a B.S. from Wilkes University and a Ph.D. from the Massachusetts Institute of Technology.

Saul K. Fenster has served as a director of the Company since February 2000. Dr. Fenster served as President of the New Jersey Institute of Technology from September 1978 through June 2002 and is now President Emeritus. Dr. Fenster serves as a director for each of the following Prudential Insurance Company funds: American Skanda Trust Portfolios, Prudential VCA Funds, Prudential Gibraltar Fund and Prudential Series Funds. Dr. Fenster received a B.M.E. from the City College of New York, an M.S. from Columbia University and a Ph.D. from the University of Michigan.

William F. Weld has served as a director of the Company since February 2000. Mr. Weld has been a principal at Leeds Weld & Co., a private equity investment firm, since January 2001, and Chairman of the Leeds Weld Board of Advisors since 1998. From 1991 to 1997, Mr. Weld served as Governor of Massachusetts. Prior to becoming Governor, Mr. Weld served as Assistant U.S. Attorney General in charge of the Criminal Division of the United States Department of Justice in Washington, D.C. from 1986 to 1988, and as the United States Attorney for Massachusetts from 1981 to 1986. He has been a partner in three law firms in Boston and New York. Mr. Weld also serves as a director of Affiliated Managers Group, Inc. Mr. Weld received his B.A. from Harvard University, a diploma in international economics from Oxford University and his J.D. from Harvard Law School.

Michael J. Levitt has served as a director of the Company since September 2001. Mr. Levitt is currently the Chairman, Chief Executive and Chief Investment Officer of Stone Tower Capital LLC. Mr. Levitt was a partner with Hicks, Muse, Tate & Furst Incorporated from 1996 until 2001. Mr. Levitt served as Managing Director and Deputy Head of Investment Banking with Smith Barney, Inc. from 1993 through 1995. From 1986 through 1993, Mr. Levitt was a Managing Director with Morgan Stanley & Co. Mr. Levitt received his undergraduate and Juris Doctor degrees from the University of Michigan.

Rudy Boschwitz has served as a director of the Company since December 2002. From June 2002 until December 2002, Mr. Boschwitz served on the Board of Directors of IDT Media. Mr. Boschwitz was first elected to the U. S. Senate from Minnesota in 1978. He was re-elected in 1984, and served until 1991. Mr. Boschwitz is currently Chairman of the Advisory Committee of the Center for Global Food Issues, and a director of Friends of the World Food Program (a UN agency), the Hudson Institute, and the St. Paul Chamber Orchestra. Mr. Boschwitz is Founder and Chairman of HomeValu, Inc.

Relationships among Directors or Executive Officers

Mr. Howard S. Jonas and Ms. Joyce J. Mason are brother and sister. There are no other family relationships among any of the directors or executive officers of the Company.

Certain Relationships and Related Transactions

In Fiscal 2002, the Company extended loans to each of the following four executive officers and a former executive officer of the Company in the principal amount of $150,000 that bear interest at the rate of 8% per annum: Morris Lichtenstein, the Company’s Executive Vice President of Business Development, Jonathan Levy, the Company’s Executive Vice President of Corporate Development, Moshe Kaganoff, the Company’s Executive Vice President of Strategic Planning, Geoffrey Rochwarger, the Company’s Executive Vice President of Telecommunications and Charles Garner, the Company’s former Executive Vice President of New Ventures. The entire amount of each of the loans of Messrs. Lichtenstein, Levy, Kaganoff and Rochwarger is currently outstanding and is due on December 31, 2004. Pursuant to a separation agreement between Mr. Garner and the Company entered into during Fiscal 2002, Mr. Garner’s loan was forgiven and he was extended another loan in the principal amount of $1,000,000 that bears interest at the lowest rate permissible under applicable law without incurring additional tax obligations. This loan is payable out of the proceeds of the exercise of IDT Telecom stock options held by Mr. Garner and will be forgiven if Mr. Garner does not exercise such options by certain dates, and Mr. Garner pays all applicable taxes relating to such forgiveness. In Fiscal 2003, the conditions as to the first one-third of the loan were satisfied and such portion of Mr. Garner’s loan was forgiven.

In addition, during Fiscal 2002, the Company extended a loan to Stephen R. Brown, the Company’s Chief Financial Officer, in the principal amount of $300,000 that bears interest at the rate of 8% per annum. The entire amount of this loan is currently outstanding and is due on December 31, 2004. In addition, Morris Lichtenstein was extended a loan in the amount of $1,000,000 that bears interest at the rate of 6% per year. Mr. Lichtenstein has committed to repay the amount due in equal one-third installments on or before July 31 in each of 2003, 2004 and 2005. The first installment of such loan was repaid prior to July 31, 2003.

In Fiscal 2001, the Company extended loans bearing interest at a rate of 6% per annum in the original principal amounts of $2,350,000, $1,000,000 and $275,000 to Morris Lichtenstein, Stephen R. Brown, and

Jonathan Levy, respectively. Each of Messrs. Lichtenstein, Brown and Levy has committed to pay all outstanding amounts due in equal one-third installments on or before July 31, in each of 2003, 2004 and 2005. The first installment of each of such loans was repaid prior to July 31, 2003.

In Fiscal 2001, the Company also extended loans to several other executive officers of the Company and its principal subsidiaries, each of which bears interest at a rate of 8% per annum. Marc Knoller, the Company’s Senior Vice President, obtained a loan in the principal amount of $346,441. Mr. Knoller has committed to repay the loan in equal one-third installments on or before July 31 in each of 2003, 2004 and 2005. Mr. Knoller repaid the first installment of such loan, as well as an additional $30,930, prior to July 31, 2003. Michael Fischberger, the Company’s former Chief Operating Officer, obtained a loan in the principal amount of $300,000. Mr. Fischberger’s loan is currently outstanding and is due on December 31, 2004. During Fiscal 2001, each of the following three executive officers of the Company also received a loan from the Company in the principal amount of $150,000 that bears interest at the rate of 8% per annum: Geoffrey Rochwarger, Moshe Kaganoff and Jonathan Levy. The entire amount of each of these loans is currently outstanding and is due on December 31, 2004.

In Fiscal 2000, the Company extended a loan bearing interest at a rate of 6% per annum to Morris Lichtenstein, in the principal amount of $300,000. Mr. Lichtenstein has committed to repay the loan in equal one-third installments on or before July 31 in each of 2003, 2004 and 2005. The first installment of such loan was repaid prior to July 31, 2003.

In connection with the initial public offering of Net2Phone, in July 1999, each of Stephen R. Brown, Moshe Kaganoff, Geoffrey Rochwarger and Michael Fischberger borrowed $117,600 from the Company. All of the proceeds of these loans were used to purchase shares of Net2Phone common stock upon the exercise of stock options. As a condition to receiving these loans, these officers agreed to surrender 240 immediately exercisable Net2Phone options. The loans bear interest at the rate of 7% per annum. Each of Messrs. Brown, Kaganoff, Rochwarger and Fischberger have committed to repay their respective loans in equal one-third installments on or before July 31 in each of 2003, 2004 and 2005. The first installment of each of such loans was repaid prior to July 31, 2003.

The Company leads a consortium, NTOP Holdings LLC, consisting of the Company and Liberty Media that, as of July 31, 2003, concentrated ownership of approximately 48% (65% of the voting power) of Net2Phone.

On April 17, 2003, a subsidiary of Liberty Media purchased from IDT Media 88.235 newly-issued shares of IDT Media’s Class A common stock, at a price of $283,334 per share, representing an aggregate cash purchase price of $25.0 million.

On October 22, 2003, Net2Phone Cable Telephony, LLC, a wholly owned subsidiary of Net2Phone, entered into an agreement with Liberty Cablevision of Puerto Rico, Inc., a wholly owned subsidiary of Liberty Media, to exclusively deploy and manage Liberty Cablevision of Puerto Rico’s residential cable telephony offering.

In Fiscal 2003, the Company made payments for publishing services in the amount of $100,000 to Jonas Publishing, which is owned by Howard S. Jonas. The Company also provides certain connectivity and other services to Jonas Publishing. As of July 31, 2003, Jonas Publishing owed the Company approximately $300,000.

James A. Courter, the Chief Executive Officer and Vice Chairman of the Company, is a partner in the law firm of Courter, Kobert & Cohen, P.C., which has served as counsel to the Company since July 1996. Fees paid to the firm by the Company were less than 5% of the firm’s gross revenues for Fiscal 2003.

William F. Weld, a director of the Company, is Of Counsel to the law firm of McDermott, Will & Emery, which has served as counsel to the Company since November 1999. Fees paid to the firm by the Company were less than 5% of the firm’s gross revenues for Fiscal 2003.

Certain of the Company’s subsidiaries currently lease a facility located in Hackensack, New Jersey from a corporation which is wholly owned by Howard S. Jonas. Aggregate lease payments under such lease were $89,200 in Fiscal 2003.

The Company also leases a facility in Piscataway, New Jersey from a corporation which is owned and controlled by Mr. Jonas, which the Company subleases to Net2Phone. The sublease is month-to-month, with monthly rent of $19,800.

The Company and Net2Phone obtain insurance policies from several insurance brokers. Some of the policies were arranged through a company affiliated with Jonathan Mason, the husband of Joyce Mason, the Senior Vice President, General Counsel, Secretary and a director of the Company and a director of Net2Phone (and the brother-in-law of Howard S. Jonas, the Chairman of the Board of Directors of the Company and Net2Phone) and Irwin Jonas, the father of Joyce Mason and Howard S. Jonas. The aggregate premiums paid by the Company and Net2Phone directly with respect to those policies in Fiscal 2003 were approximately $2,920,000 and $2,061,000, respectively. Additional premiums were paid to and commissions shared with, ARC Excess & Surplus, LLC, Roger Metzger Associates and Clair Odell. Other policies were written by other brokers with no commissions received or shared. All insurance coverage of the Company and Net2Phone is reviewed by an outside independent insurance consultant.

The Company made payments for food-related expenses during Fiscal 2003 of approximately $664,000 to a food service provider owned by Samuel Jonas, the son of Howard S. Jonas, that operates a cafeteria in the Company’s headquarters and provides certain off-site catering services to the Company.

Committees of the Board of Directors

The Board of Directors has established a Nominating Committee, a Technology Committee, an Audit Committee, an IDT-Net2Phone Dispute Resolution Committee, a Special Real Estate Committee, a Compensation Committee and a Corporate Governance Committee.

The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for Board of Directors’ membership; (ii) recommending candidates to fill new or vacant positions on the Board of Directors; and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. The Nominating Committee currently consists of Messrs. Jonas and Courter.

The Technology Committee consists of Messrs. Blaker, Fenster and Kaganoff. The Technology Committee is responsible for reviewing, analyzing and reporting to the Board of Directors on (i) present and future technology-related projects, (ii) the state of the Company’s present technology infrastructure and its existing and planned research and development efforts, (iii) future means of maximizing the Company’s technological advances in the marketplace, and (iv) further means of maximizing the Company’s strategic investment in intellectual property for competitive advances. In June 2002, the duties of the Technology Committee were expanded to permit the Technology Committee to establish appropriate programs, policies and procedures as necessary to further the Company’s objectives relating to technology and intellectual property. The Technology Committee held six meetings during Fiscal 2003.

The Audit Committee is responsible for recommending the independent auditors of the Company and reviewing with the independent auditors (i) the scope and results of the audits and the internal accounting controls of the Company, (ii) the audit practices and professional services furnished by the independent auditors and (iii) reporting to the Board of Directors with respect to any and all of the above. The management of the Company has the primary responsibility for the Company’s financial statements and reporting process including the systems of internal controls. The Audit Committee operates under a written Audit Committee charter which was amended by the Board of Directors on September 16, 2003. A copy of the charter as so amended is annexed hereto as Exhibit D. The Audit Committee held twenty meetings during Fiscal 2003. The Audit Committee consists of Messrs. Blaker, Fenster and Levitt. The Board of Directors has determined that Mr. Levitt is an “audit committee financial expert” as defined by the rules of the SEC. The Board of Directors has also determined that all of the members of the Audit Committee are “independent” as defined by the rules of the New York Stock Exchange.

The IDT-Net2Phone Dispute Resolution Committee consists of Messrs. Fenster and Levitt and Admiral Owens and is responsible for reviewing and resolving any conflicts or disputes that may arise between the Company and Net2Phone.

The Special Real Estate Committee is responsible for reviewing and making recommendations to the Board of Directors regarding real estate related transactions. The Special Real Estate Committee meets as needed and met four times during Fiscal 2003. The Special Real Estate Committee consists of Messrs. Boschwitz and Fenster.

The Compensation Committee is responsible for reviewing, evaluating and approving all compensation arrangements for the officers of the Company and is responsible for administration of the Company’s 1996 Stock Option and Incentive Plan, as Amended and Restated. The Compensation Committee held six meetings during Fiscal 2003. The Compensation Committee currently consists of Mr. Gilmore and Admiral Owens.

The Corporate Governance Committee is responsible for making recommendations regarding the size and composition of the Board of Directors, based to a large extent upon the information and advice provided by senior management and independent advisors. The Corporate Governance Committee also (i) reviews and reports to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management and (ii) reviews the corporate governance guidelines of the Company and recommends revisions as appropriate. The Corporate Governance Committee currently consists of Messrs. Boschwitz, Kemp and Weld.

During Fiscal 2003, there were eight meetings of the Board of Directors. Other than Mr. Kemp and Mr. Paul Reichmann (who is no longer on the Board of Directors) each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which each such director has been a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served (during the periods that such director served).

Compensation of Directors

Each non-employee director initially elected to the Board of Directors prior to March 15, 1996 (the date of the Company’s initial public offering) received as of March 15, 1996 options to purchase 10,000 shares of Common Stock, and each non-employee director initially elected to the Board of Directors after such date but before May 31, 2001 received options to purchase 10,000 shares of Common Stock or Class B Common Stock upon his or her election. Each non-employee director of the Company and its non-public, majority-owned subsidiaries initially elected to the Board of Directors or the board of directors of such subsidiary after May 31, 2001 and before December 31, 2002 received options to purchase 20,000 shares of Class B Common Stock upon his or her election (or, in the case of certain non-employee directors of non-public, majority-owned subsidiaries of the Company, as of October 22, 2001). Effective December 31, 2002, each non-employee director of the Company and certain of its non-public, majority-owned subsidiaries will receive an annual grant of options to purchase 10,000 shares of Class B Common Stock for being a director and options to purchase an additional 10,000 shares of Class B Common Stock for serving on a committee of the Board of Directors of the Company.

Each non-employee director of the Company who attends at least 75% of the meetings of the Board of Directors during such calendar year also receives an annual retainer of $25,000. Each non-employee director of the Company’s non-public, majority-owned subsidiaries who attends at least 75% of the meetings of the board of directors of such subsidiary during such calendar year receives an annual retainer of $15,000. In addition, the Board of Directors approved payments to such non-employee directors who serve on committees of the Board of Directors of $1,000 for each committee meeting they attend in person ($2,000 in the case of the Audit Committee) and $500 ($1,000 in the case of the Audit Committee) for each committee meeting in which they participate by telephone.

Executive Compensation

The following table sets forth certain information for the Company’s last three completed fiscal years concerning the compensation of the Company’s Chief Executive Officer and the Company’s four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers as of July 31, 2003 (collectively, the “Named Executive Officers”). Except as described below, the Company does not have any executive long-term compensation or incentive plans.

Summary Compensation Table

Name and Principal Position	Annual Compensation			Other Annual Compensation($)	Securities Underlying Options(#)(1)	All Other Compensation($)
	Year	Salary($)	Bonus($)
James A. Courter Vice Chairman of the Board of Directors and Chief Executive Officer	2003 2002 2001	250,000 250,000 211,263	618,750 975,000 862,500	— — —	200,000 1,000,000 200,000	24,269 — —	(2)
Stephen R. Brown Chief Financial Officer, Treasurer and Director	2003 2002 2001	250,000 250,000 211,263	991,283 975,000 862,500	— — —	200,000 50,000 100,000	17,560 — —	(3)
Morris Lichtenstein Executive Vice President of Business Development	2003 2002 2001	250,000 250,000 211,000	3,050,252 975,000 862,500	— — —	200,000 50,000 400,000	14,584 — —	(4)
Moshe Kaganoff Executive Vice President of Strategic Planning and Director	2003 2002 2001	250,000 250,000 416,835	963,512 837,750 412,500	— — —	200,000 35,000 100,000	13,711 — —	(5)
Jonathan Levy Executive Vice President of Corporate Development	2003 2002 2001	250,000 250,000 416,835	800,154 837,750 412,500	— — —	90,000 15,000 100,000	12,143 — —	(6)

(1)	All of such options granted during Fiscal Years 2002 and 2003 were exercisable for shares of Class B Common Stock. All outstanding options that were exercisable for shares of Common Stock were exchanged on April 25, 2003 for options to purchase the same number of shares of Class B Common Stock. Accordingly, all such options are now exercisable for Class B Common Stock. The number of “Securities Underlying Options” has been adjusted to reflect the stock dividend effected by the Company on May 31, 2001 of one share of Class B Common Stock for every share of Common Stock, Class A Common Stock and Class B Common Stock held of record on May 14, 2001 (the “Class B Dividend”). As a result of the Class B Dividend, any options exercisable for shares of Common Stock or Class B Common Stock that were granted prior to (but not yet exercised as of) May 31, 2001 entitle the holders thereof to receive (in addition to the issuance of shares of Common Stock or Class B Common Stock, as applicable, called for by such options) one additional share of Class B Common Stock for each share of Common Stock or Class B Common Stock, as applicable, issuable in connection with such options.
(2)	Consists of $22,898 in an automobile allowance, $1,080 in the economic benefit to the executive in split dollar life insurance premiums paid by the Company, and $291 in life insurance and long-term disability insurance premiums paid by the Company.
(3)	Consists of $11,480 in an automobile allowance, $376 in the economic benefit to the executive in split dollar life insurance premiums paid by the Company, and $5,704 in life insurance and long-term disability insurance premiums paid by the Company.
(4)	Consists of $11,310 in an automobile allowance, $219 in the economic benefit to the executive in split dollar life insurance premiums paid by the Company, and $3,055 in life insurance and long-term disability insurance premiums paid by the Company.
(5)	Consists of $10,436 in an automobile allowance, $207 in the economic benefit to the executive in split dollar life insurance premiums paid by the Company, and $3,068 in life insurance and long-term disability insurance premiums paid by the Company.
(6)	Consists of $11,646 in an automobile allowance, $207 in the economic benefit to the executive in split dollar life insurance premiums paid by the Company, and $290 in life insurance and long-term disability insurance premiums paid by the Company.

Stock Options Granted in Last Fiscal Year

Name	Number of Shares Underlying Options(#)(1)	Percent of Total Options Granted to Employees in Fiscal Year(%)(2)	Exercise Price($)(3)		Date of Expiration	Rates of Stock Price Appreciation For Option Term
						5%($)	10%($)
James A. Courter	100,000 100,000	2.08 2.08	14.45 14.95	(4) (5)	9/5/12 1/2/13	909,000 940,000	2,303,000 2,383,000
Stephen R. Brown	100,000 100,000	2.08 2.08	14.45 14.95	(4) (5)	9/5/12 1/2/13	909,000 940,000	2,303,000 2,383,000
Morris Lichtenstein	100,000 100,000	2.08 2.08	14.45 14.95	(4) (5)	9/5/12 1/2/13	909,000 940,000	2,303,000 2,383,000
Moshe Kaganoff	100,000 100,000	2.08 2.08	14.45 14.95	(4) (5)	9/5/12 1/2/13	909,000 940,000	2,303,000 2,383,000
Jonathan Levy	50,000 40,000	1.04 0.83	14.45 14.95	(4) (5)	9/5/12 1/2/13	454,500 376,000	1,151,500 953,200

(1)	All of such options are exercisable for shares of Class B Common Stock.
(2)	Options to purchase 4,809,539 shares of Class B Common Stock were granted to employees in Fiscal 2003.
(3)	Represents the fair market value of the underlying shares of Class B Common Stock on the date of grant.
(4)	Options with respect to one-third of such shares vested on October 1, 2003 and the remainder vest in equal installments on October 1, 2004 and October 1, 2005.
(5)	Options with respect to one-sixth of such shares vested on July 1, 2003, the remainder vest in equal installments on each January 1, and July 1, commencing January 1, 2004 through January 1, 2006.

Option Exercises in Last Fiscal Year and Fiscal Year-End Values

The following table provides certain information concerning the number of shares of Common Stock and Class B Common Stock underlying unexercised stock options held by each of the Named Executive Officers, and the value of such stock options as of July 31, 2003.

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Class B Common Stock Options at Fiscal Year-End(#)(1)		Value of Unexercised In-the-Money Options at Fiscal Year-End($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
James A. Courter	0	0	1,806,665	963,335	22,002,940	7,709,410
Stephen R. Brown	0	0	265,665	249,335	2,368,086	1,507,900
Morris Lichtenstein	100,000	595,461	409,665	313,335	1,606,058	2,584,145
Moshe Kaganoff	100,000	453,960	37,666	249,334	178,208	1,230,423
Jonathan Levy	0	0	141,165	156,835	1,109,121	938,501

(1)	On April 25, 2003 all outstanding options to purchase shares of Common Stock were exchanged for options to purchase the same number of shares of Class B Common Stock.
(2)	The closing price of the Class B Common Stock on July 31, 2003, as reported on the New York Stock Exchange, was $18.07 per share.

Equity Compensation Plans and Individual Compensation Arrangements

The following chart gives aggregate information regarding grants under all equity compensation plans of the Company through July 31, 2003. Information about the proposed increase to the number of shares reserved under the Plan and the proposed Employee Stock Purchase Plan is not included in the table below and instead can be found under “Proposal No. 2” and “Proposal No. 3,” respectively, below.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by securityholders	14,899,769	(2)	$11.14	2,873,509
Equity compensation plans not approved by securityholders	1,263,440	(3)	11.47	0

Total	16,163,209		$11.21	2,873,509

(1)	All outstanding options are exercisable for, and all shares available for future issuance are, Class B Common Stock.
(2)	Consists of (i) options to purchase 10,948,219 shares of Class B Common Stock granted under the Company’s 1996 Stock Option and Incentive Plan, as amended and restated (the “Plan”), and (ii) options to purchase 4,916,550 shares of Class B Common Stock granted outside of the Plan.
(3)	Includes the shares underlying the options to purchase 965,000 shares submitted for stockholder approval at the Annual Meeting. See “Proposal No. 4.”

Employment Agreements

The Company has entered into employment agreements with Messrs. Jonas and Courter. Mr. Jonas’s employment agreement, dated as of April 1, 2002, provides for a minimum base salary of $250,000, which may be increased, but not decreased, during the term of the agreement. The Company may terminate Mr. Jonas’s employment only for “cause” (as defined in the agreement). If the agreement is terminated without cause, the Company is obligated to pay to Mr. Jonas an amount equal to the sum of his base salary for the remainder of his term. The agreement has a five year term, but is automatically extendable for additional one year periods unless the Board of Directors or Mr. Jonas notifies the other, within ninety days of the anniversary of such period, that the agreement will not be extended. Pursuant to the agreement, Mr. Jonas has agreed not to compete with the Company for a period of one year following the termination of the agreement.

During Fiscal 2002, Mr. Courter was employed as the Chief Executive Officer of the Company pursuant to an employment agreement, dated as of April 1, 1999 and amended as of August 1, 2001, and subsequently amended as of October 22, 2001. Such employment agreement, as amended, provides for a minimum base salary of $250,000, which may not be decreased, but must be increased from time to time to match the base salary of the highest paid employee of the Company or of any entity controlled by the Company, during the term of the agreement. The Company may terminate Mr. Courter’s employment only for “cause” (as defined in the agreement). In the event of termination without “cause” or in the event Mr. Courter terminates his employment for “good reason” (as defined in the employment agreement), any and all unvested options shall automatically vest and Mr. Courter shall be permitted to exercise any and all options which are outstanding as of the date of his termination within two (2) years from such date. If the agreement is terminated without “cause,” the Company is obligated to pay to Mr. Courter all due and unpaid amounts to which Mr. Courter was then entitled and Mr. Courter’s minimum base salary for the remainder of the employment term but in no event less than twelve months. The amended agreement has a five year term commencing from October 2001, and is automatically extendable for additional one-year periods unless the Board of Directors or Mr. Courter notifies the other, within ninety days of the anniversary of such period, that the agreement will not be extended. Pursuant to the agreement,

Mr. Courter has agreed not to compete with the Company for a period of one year following the termination of the agreement. In addition, Mr. Courter was granted options to purchase 300,000 shares of Class B Common Stock which vest over a three-year period under the original terms of the agreement and, pursuant to the October 2001 amendment, was granted options to purchase an additional 1,000,000 shares of Class B Common Stock which will vest over a five-year period.

Employee Stock Option Program

The Company previously maintained an informal stock option program whereby selected key employees were granted options to purchase shares of Common Stock. The primary purpose of this program was to provide long-term incentives to the Company’s key employees and to further align their interests with those of the Company. Options granted under such program have a term of ten years and are subject to all other reasonable terms and conditions as the Company deems necessary and appropriate. The selection of the participants and the determination of the number of options to be granted to each participant were made by the Compensation Committee of the Board of Directors. The Company does not anticipate that any additional options will be granted under this program. In addition to this program, the Company also has adopted the 1996 Stock Option and Incentive Plan, as Amended and Restated, which is described further in “Proposal No. 2” below.

Compensation Committee Interlocks and Insider Participation

During Fiscal 2003, the Compensation Committee was comprised of Messrs. Berman, Blaker, Fenster and Oppenheimer and Admiral Owens. Messrs. Berman and Oppenheimer resigned from the Board of Directors and the Compensation Committee, Messrs. Blaker and Fenster resigned from the Compensation Committee and  Mr. Gilmore joined the Board of Directors and the Compensation Committee over the course of the Fiscal Year. None of the members of the Compensation Committee were employees of the Company during such period.

Reports of the Compensation Committee and the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following reports and the Performance Graph set forth below shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

Report of the Compensation Committee

The Compensation Committee determines the compensation levels of the various officers of the Company with a view to attract, retain, motivate and reward key employees who possess exceptional leadership and management skills through a competitive base salary, bonus payments (when appropriate), long-term incentives such as awards of stock options, restricted stock grants and various other benefits.

The policies of the Compensation Committee are intended to combine competitive levels of compensation with rewards for commendable performance, and to align each officer’s relative compensation with the Company’s achievement of key business objectives, optimal satisfaction of customers and maximization of stockholder value. The Compensation Committee believes that stock ownership by management is beneficial in aligning the interests of the Company’s management with the interests of the Company’s stockholders.

Base Salaries.    Salaries for the Company’s executive officers are determined primarily on the basis of each executive officer’s responsibility, the general salary practices of companies with which the Company competes and each officer’s individual qualifications and experience. The base salaries are reviewed by the Compensation Committee in accordance with a variety of criteria, including individual performance, the functions charged to each officer, the scope of the officer’s duties, trends in the compensation peer group in which the Company competes for executive talent, and the Company’s financial performance generally. The weight given such factors by the Compensation Committee may vary with respect to each of the Company’s officers, and from year to year, as the Compensation Committee may deem necessary.

Bonus Payments.    Bonuses for the Company’s executive officers are based on various financial and non-financial results of the Company and its non-public, majority-owned subsidiaries, such as revenue growth, certain other earnings-related factors, expense reductions and customer and employee satisfaction, as well as on such executive officers’ job level, responsibilities and contributions to the Company. A significant portion of bonuses are related to the performance of the Company’s telecom segment, as that is the area that generates the largest portion of the Company’s revenues. Bonuses are paid quarterly based on the quarterly results of the Company or its divisions and an annual portion is paid as well, based on annual results. A maximum potential bonus is set for each executive officer and a determination is made in each period as to the benchmark percentage of the maximum to which each executive is eligible. Using this benchmark and executive specific factors each individual’s bonus for the period is determined. A lesser portion of the bonus is dependent on extraordinary transactions or developments in which an executive may have been involved during the period.

Stock Option Grants.    Stock options are currently granted to executive officers and other employees under the Company’s 1996 Stock Option and Incentive Plan, as Amended and Restated. In the past, stock options were granted under the Company’s employee stock option program. The Compensation Committee believes that the appreciation of stock value underlying stock options provides a strong incentive for recipients of awards to manage the Company in accordance with the interests of the Company’s stockholders. Stock option grants and awards are given in order to focus the grantee’s attention on the long-term performance of the Company, as well as to provide an incentive for the grantee to maintain a long-term relationship with the Company. The number of options or awards granted and other option terms, such as vesting, are determined by the Compensation Committee based on the grantee’s level of responsibility, prior performance, and other compensation. Neither the 1996 Stock Option and Incentive Plan nor the Employee Stock Option Program provides for specific quantitative criteria for weighing these factors. Rather, a decision to grant an option or award is primarily based upon an evaluation of the past as well as the future anticipated performance and responsibilities of the grantee.

401(k) Plan.    The Company established a plan in September 1996, pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the “401(k) Plan”), for the benefit of employees. The Company’s executive officers are permitted to participate on the same basis as other employees of the Company.

Chief Executive Officer Compensation.    The Company has entered into an employment agreement with Mr. James A. Courter, dated as of April 1, 1999 and amended on August 1, 2001 and October 22, 2001, pursuant to which Mr. Courter replaced Howard S. Jonas as Chief Executive Officer of the Company, effective August 2001. The employment agreement, as amended, provides for a minimum annual base salary of $250,000, which, during the term of the agreement, may not be decreased, but must be increased from time to time to match the base salary of the highest paid employee of the Company or of any entity controlled by the Company. Pursuant to the agreement, as amended, Mr. Courter was paid the $250,000 minimum base salary during Fiscal 2003. Mr. Courter was also granted options during Fiscal 2003 to purchase 200,000 shares of Class B Common Stock, which options vest over a three-year period. Mr. Courter also received a bonus of $618,750 in Fiscal 2003. In determining Mr. Courter’s bonus, the Compensation Committee took into account Mr. Courter’s continued demonstration of vision and leadership at a time of unprecedented turmoil in the telecommunications industry, which helped enable the Company to increase its revenues, particularly in its calling card business, and to maintain the trading price for its stock during this difficult period.

THE COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS

James S. Gilmore, III

William A. Owens

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process. The Audit Committee’s function is more fully described in its charter which was amended by the Board of Directors on September 16, 2003. A copy of the charter as so amended is annexed hereto as Exhibit D. The Committee reviews the charter on an annual basis. The Board of Directors annually reviews the NYSE listing standards’ definition of independence for audit committee members and has determined that each member of the Committee meets that standard.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended July 31, 2003 with the Company’s management and has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended, “Communication with Audit Committees.” In addition, Ernst & Young LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Ernst & Young LLP their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2003, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

J. Warren Blaker

Saul K. Fenster

Michael J. Levitt

Performance Graph of Stock

The following chart sets forth the cumulative total stockholder return (assuming reinvestment of dividends, if any) on the Common Stock from July 31, 1998 through July 31, 2003, as well as the cumulative total return on (i) the Nasdaq National Market Composite Index, (ii) Standard & Poor’s SmallCap 600 Index and (iii) the Nasdaq Telecommunications Index during such five-year period. The chart also sets forth the cumulative total stockholder return (assuming reinvestment of dividends, if any) on the Class B Common Stock from June 1, 2001 (the first date on which the Class B Common Stock was publicly traded) through July 31, 2003. The stock price performance of the graph below is not necessarily indicative of future performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG IDT CORPORATION COMMON STOCK,

IDT CORPORATION CLASS B COMMON STOCK,

THE NASDAQ STOCK MARKET (U.S.) INDEX,

THE S & P SMALLCAP 600 INDEX

AND THE NASDAQ TELECOMMUNICATIONS INDEX

*	$100 invested on 7/31/98 in stock or index (except with respect to Class B Common Stock as noted above) -including reinvestment of dividends. Fiscal year ending July 31.

    Copyright© 2003, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

PROPOSAL NO. 2

APPROVAL OF AMENDMENTS TO THE COMPANY’S

1996 STOCK OPTION AND INCENTIVE PLAN,

AS AMENDED AND RESTATED

The Company’s stockholders are being asked to approve amendments to the Company’s 1996 Stock Option and Incentive Plan, as amended and restated, that will (i) permit the grant of deferred stock units under the Plan, (ii) permit the grant of restricted stock to non-employee directors and (iii) increase the number of shares of Class B Common Stock available for award grants under the Plan by 3,000,000 shares. The Board of Directors adopted the proposed amendments on September 16, 2003, subject to stockholder approval at the Annual Meeting.

The Board of Directors believes that the proposed amendments are necessary in order to provide the Company with the flexibility to grant an additional type of incentive award under the Plan and to provide the Company with a sufficient reserve of shares of Class B Common Stock for future award grants needed to attract and retain the services of key employees, directors and consultants of the Company essential to the Company’s long-term success.

The proposed amendments are being submitted for a stockholder vote in order to enable the Company to grant options which are incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and because such approval may be required or advisable in connection with (i) the provisions set forth in Section 162(m) of the Code relating to the deductibility of certain compensation and (ii) the rules and regulations applicable to New York Stock Exchange-listed companies.

The following description of the Plan, as proposed to be amended by this Proposal, is a summary, does not purport to be complete and is qualified in its entirety by the full text of the Plan, as proposed to be amended. A copy of the Plan, as proposed to be amended, is attached hereto as Exhibit A and has been filed with the SEC with this Proxy Statement.

DESCRIPTION OF THE PLAN

Pursuant to the Plan, key employees, directors and consultants of the Company and certain of its non-public, majority-owned subsidiaries are eligible to receive awards of stock options, stock appreciation rights, limited stock appreciation rights, restricted stock and deferred stock units. Options granted under the Plan may be ISOs, or non-qualified stock options (“NQSOs”). Stock appreciation rights (“SARs”) and limited stock appreciation rights (“LSARs”) may be granted either alone or simultaneously with the grant of an option. Restricted stock and deferred stock units may be granted in addition to or in lieu of any other award made under the Plan.

As of October 24, 2003, 12 executive officers, approximately 3,300 other employees, 4 consultants, 6 non-employee directors of the Company and 14 non-employee directors of certain of the Company’s non-public, majority-owned subsidiaries were eligible to participate in the Plan.

The maximum number of shares of Class B Common Stock reserved for the grant of awards under the Plan is 16,955,109 (including the 3,000,000 shares of Class B Common Stock reserved subject to approval by the stockholders of this Proposal). Such share reserves are subject to further adjustment in the event of specified changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued capital stock or from capital stock reacquired by the Company.

As of October 24, 2003, options covering all of the shares of Common Stock reserved for issuance under the Plan had been granted. As of such date, options covering 12,505,709 shares of Class B Common Stock had been granted under the Plan and 4,449,400 shares of Class B Common Stock remained available for future award grants, assuming approval by the stockholders of this Proposal.

The Plan is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the Plan, the Compensation Committee will determine the type of awards, when and to whom awards will be granted, the number of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. The Compensation Committee may interpret the Plan and may at any time adopt such rules and regulations for the Plan as it deems advisable. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Compensation Committee takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant.

An option may be granted on such terms and conditions as the Compensation Committee may approve, and generally may be exercised for a period of up to ten years from the date of grant. Generally, ISOs will be granted with an exercise price equal to the “Fair Market Value” (as defined in the Plan) on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations will apply to ISOs granted to “Ten Percent Stockholders” of the Company (as defined in the Plan). The Compensation Committee may provide for the payment of the option price in cash, by delivery of Common Stock or Class B Common Stock having a Fair Market Value equal to such option price, by a combination thereof or by any other method. Options granted under the Plan will become exercisable at such times and under such conditions as the Compensation Committee shall determine, subject to acceleration of the exercisability of options in the event of, among other things, a “Change in Control,” a “Corporate Transaction” or a “Related Entity Disposition” (in each case, as defined in the Plan).

The Plan provides for automatic formula option grants to eligible non-employee directors of the Company and its non-public, majority-owned subsidiaries. Options to purchase 10,000 shares of Common Stock were granted to each non-employee director upon the consummation of the Company’s initial public offering in March 1996 (the “IPO”) or upon such later date of a non-employee director’s initial election to the Board of Directors. Effective December 31, 2002, options to purchase 10,000 shares of Class B Common Stock will be granted to each new non-employee director upon such director’s initial election and qualification for the Board of Directors or the Board of Directors of certain of the Company’s non-public, majority-owned subsidiaries and options to purchase an additional 10,000 shares of Class B Common Stock will be granted to each such director for serving on a committee of the Board of Directors of the Company. In addition, options to purchase 10,000 shares of Class B Common Stock will be granted annually to each non-employee director on the anniversary date of each such director’s election to the Board of Directors or, if such director was elected to the Board of Directors prior to the IPO, on the anniversary date of the IPO. Each such option will have an exercise price equal to (or in certain cases, no less than) the Fair Market Value of a share of Class B Common Stock on the date of grant and will be immediately exercisable. All options held by non-employee directors, to the extent not exercised, unless otherwise agreed to by the Company, expire on the earliest of (i) the tenth anniversary of the date of grant, (ii) the first anniversary of the non-employee director’s termination of directorship other than for “Cause” (as defined in the Plan) or (iii) three months following the non-employee director’s termination of directorship for Cause.

The Plan also permits the Compensation Committee to grant SARs and/or LSARS. Generally, SARs may be exercised at such time or times and only to the extent determined by the Compensation Committee and LSARs may be exercised only (i) during the 90 days immediately following a Change in Control or (ii) immediately prior to the effective date of a Corporate Transaction (as defined in the Plan). LSARs will be exercisable at such time or times and only to the extent determined by the Compensation Committee. An LSAR granted in connection with an ISO is exercisable only if the Fair Market Value per share of Common Stock or Class B Common Stock, as applicable, on the date of grant exceeds the purchase price specified in the related ISO.

Upon exercise of an SAR, a grantee will receive for each share for which an SAR is exercised, an amount in cash or Class B Common Stock, as determined by the Compensation Committee, equal to the excess, if any, of (i) the Fair Market Value of a share of Class B Common Stock on the date the SAR is exercised, over (ii) the exercise or other base price of the SAR or, if applicable, the exercise price per share of the option to which the SAR relates.

Upon exercise of an LSAR, a grantee will receive for each share for which an LSAR is exercised, an amount in cash equal to the excess, if any, of (i) the greater of (x) the highest Fair Market Value of a share of Class B Common Stock during the 90-day period ending on the date the LSAR is exercised, and (y) whichever of the following is applicable: (1) the highest per share price paid in any tender or exchange offer which is in effect at any time during the 90 days ending on the date of exercise of the LSAR; (2) the fixed or formula price for the acquisition of shares of Class B Common Stock in a merger in which the Company will not continue as the surviving corporation, or upon a consolidation, or a sale, exchange or disposition of all or substantially all of the Company’s assets, approved by the Company’s stockholders (if such price is determinable on the date of exercise); and (3) the highest price per share of Class B Common Stock shown on Schedule 13D, or any amendment thereto, filed by the holder of the specified percentage of Common Stock or Class B Common Stock, as applicable, the acquisition of which gives rise to the exercisability of the LSAR over (ii) the exercise or other base price of the LSAR or, if applicable, the exercise price per share of the option to which the LSAR relates. In no event, however, may the holder of an LSAR granted in connection with an ISO receive an amount in excess of the maximum amount which will enable the option to continue to qualify as an ISO.

When an SAR or LSAR is exercised, the option to which it relates, if any, will cease to be exercisable to the extent of the number of shares with respect to which the SAR or LSAR is exercised, but will be deemed to have been exercised for purposes of determining the number of shares available for the future grant of awards under the Plan.

The Plan also provides for the granting of restricted stock awards, which are awards of Class B Common Stock which may not be disposed of, except by will or the laws of descent and distribution, for such period as the Compensation Committee determines (the “restricted period”). The Compensation Committee may also impose such other conditions and restrictions, if any, on the shares as it deems appropriate, including the satisfaction of performance criteria. All restrictions affecting the awarded shares lapse in the event of a Change in Control, a Corporate Transaction or a Related Entity Disposition.

During the restricted period for a restricted stock award, the grantee will be entitled to receive dividends with respect to, and to vote the shares awarded to him or her. If, during the restricted period, the grantee’s service with the Company terminates for any reason, any shares remaining subject to restrictions will be forfeited. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The Plan further provides for the granting of deferred stock units, which are awards providing a right to receive shares of Class B Common Stock on a deferred basis, subject to such restrictions and a restricted period as the Compensation Committee determines. The Compensation Committee may also impose such other conditions and restrictions, if any, on the payment of shares as it deems appropriate, including the satisfaction of performance criteria. All deferred stock awards become fully vested in the event of a Change of Control, a Corporate Transaction or a Related Entity Disposition.

The grantee of a deferred stock unit will not be entitled to receive dividends or vote the underlying shares until the underlying shares are delivered to the grantee. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

During any one calendar year, no grantee may be granted options to acquire more than an aggregate of 2,000,000 shares of Common Stock and Class B Common Stock or be awarded more than 2,000,000 shares of restricted stock or deferred stock units (in each case subject to further adjustment as provided in the Plan).

The Board of Directors may at any time and from time to time suspend, amend, modify or terminate the Plan; provided, however, that, to the extent required by any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company’s stockholders. In addition, no such change may adversely affect an award previously granted, except with the written consent of the grantee.

No awards may be granted under the Plan after the tenth anniversary of its initial adoption.

ISOs (and any related SARs) are not assignable or transferable except by the laws of descent and distribution. Non-qualified stock options (and any SARs or LSARs related thereto) may be transferred to the extent permitted by the Compensation Committee. Holders of NQSOs (and any SARs or LSARs related thereto) granted after October 31, 2000 are permitted to transfer such NQSOs for no consideration to such holder’s “family members” (as defined in Form S-8) with the prior approval of the Compensation Committee.

Options and Awards under the Plan. Except as set forth in the table below, the Company cannot now determine the number of options or other awards to be granted in the future under the Plan to officers, directors and employees.

NEW PLAN BENEFITS

Name and Principal Position	Number of Shares of Class B Common Stock Underlying Options
Non-Executive Director Group	300,000	(1)

(1)	Each non-employee director of the Company and certain of its non-public, majority-owned subsidiaries receives an annual grant of options to purchase 10,000 shares of Class B Common Stock for being a director and options to purchase an additional 10,000 shares of Class B Common Stock for serving on a committee of the Board of Directors of the Company.

Federal Income Tax Consequences of Awards Granted under the Plan

The Company believes that, under present law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the Plan.

Incentive Stock Options.    ISOs granted under the Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” A participant who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal taxable income to the participant, provided that (i) the federal “alternative minimum tax,” which depends on the participant’s particular tax situation, does not apply and (ii) the participant is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment or service terminates by reason of disability or death (where the three month period is extended to one year).

Further, if after exercising an ISO, a participant disposes of the Class B Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Class B Common Stock pursuant to the exercise of such ISO (the “applicable holding period”), the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, the participant does not hold the shares so acquired for the applicable holding period – thereby making a “disqualifying disposition” – the participant would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price, and the balance of income, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the participant held such shares as a capital asset at such time).

A participant who exercises an ISO by delivering Class B Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a “disqualifying disposition” of such Class B Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, the participant would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Class B Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options and Stock Appreciation Rights.    Non-qualified stock options granted under the Plan are options that do not qualify as ISOS. A participant who receives an NQSO or an SAR (including an LSAR) will not recognize any taxable income upon the grant of such NQSO or SAR. However, the participant generally will recognize ordinary income upon exercise of an NQSO in an amount equal to the excess of (i) the fair market value of the shares of Class B Common Stock at the time of exercise over (ii) the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.

The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NQSO or an SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of a NQSO, the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the individual with respect to his or her NQSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

If a participant exercises an NQSO by delivering shares of Common Stock or Class B Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a “disqualifying disposition” as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant’s tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NQSO as if he or she had paid the exercise price in cash, and the Company likewise generally will he entitled to an equivalent tax deduction.

Other Awards.    With respect to other awards under the Plan that are settled either in cash or in shares of Class B Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), participants generally will recognize ordinary income equal to the amount of cash or the fair market value of the Class B Common Stock received. Participants also will not recognize income upon the grant of a deferred stock unit, and will instead recognize ordinary income when shares of Class B Common Stock are delivered in satisfaction of such award.

With respect to restricted stock awards under the Plan that are settled in shares of Class B Common Stock that are restricted to transferability and subject to a substantial risk of forfeiture - absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) election”) – a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares (the “Restrictions”) lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Class B Common Stock as of that date over the price paid for such award, if any.

The ordinary income recognized with respect to the receipt of cash, shares of Class B Common Stock or other property under the Plan will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying withholding tax liabilities that arise with respect to the delivery of cash or property (or vesting thereof), the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that would otherwise be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Change in Control.    In general, if the total amount of payments to a participant that are contingent upon a “change of control” of the Company (as defined in Section 280G of the Code), including awards under the Plan that vest upon a “change in control,” equals or exceeds three times the individual’s “base amount” (generally, such participant’s average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation.    With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NQSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. The Company believes that Stock Options, SARs and LSARs granted under the Plan should qualify for the performance-based compensation exception to Section 162(m).

On October 24, 2003, the last reported sale price of the Class B Common Stock on the New York Stock Exchange was $19.56 per share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

APPROVAL OF THE AMENDMENTS TO THE PLAN AS DESCRIBED ABOVE.

PROPOSAL NO. 3

APPROVAL OF THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN

The Company’s stockholders are being asked to approve the Company’s Employee Stock Purchase Plan (the “ESPP”). The ESPP allows employees to purchase the Company’s Class B Common Stock using payroll deductions. The Company’s stockholders are being asked to approve the ESPP so that participating employees may receive the special tax treatment provided by the Code.

The Board of Directors adopted the ESPP on September 16, 2003 subject to stockholder approval. The ESPP provides for the issuance of up to 500,000 shares of Class B Common Stock. A copy of the ESPP is attached hereto as Exhibit B and has been filed with the SEC with this Proxy Statement.

Summary of the ESPP

The purpose of the ESPP is to provide employees of the Company and its participating subsidiaries with an opportunity to purchase Class B Common Stock, and have an additional incentive to contribute to the success of the Company.

Administration

The Compensation Committee of the Board of Directors will administer the ESPP. The Compensation Committee will have full power to interpret the ESPP, and its decisions will be final and binding upon all participants.

Term

The ESPP terminates on September 16, 2013, unless all shares of Class B Common Stock available for issuance under the ESPP are distributed pursuant to the terms of the ESPP before September 16, 2013, in which case the ESPP will terminate as of the date of the last purchase made under the ESPP. The Board of Directors may also terminate the ESPP at any time.

Eligibility

Any employee of the Company or any of its participating subsidiaries will be eligible to participate in the ESPP, provided the employee is not customarily employed for 20 hours or less per week or five months or less in a calendar year. However, no employee will be eligible to participate in the ESPP if, immediately after the grant of an option to purchase stock under the ESPP, that employee would own 5% or more of either the voting power or the value of all classes of stock of the Company or of one of the Company’s subsidiaries. No employee’s rights to purchase Class B Common Stock pursuant to the ESPP may accrue at a rate that exceeds $25,000 in market value of Class B Common Stock per calendar year. Eligible employees may begin participating in the ESPP beginning as of January 1, 2004.

Participation

Under the ESPP, a participant must authorize payroll deductions, which may not exceed 15% of his or her base wages or salary. No more than 2,000 shares may be purchased by a participant in any annual offering period. An employee’s right to participate in the ESPP will terminate when the employee’s employment with the Company or participating subsidiary terminates.

The ESPP provides for annual offering periods and semi-annual purchase periods within each offering period. The Compensation Committee may change the duration of a particular purchase period or offering period, but no offering period may exceed 27 months. The first day of each offering period is referred to as the offering date, except that for people who elect to participate after that date, a second offering date is the first day of the next purchase period. The last day of each purchase period is the purchase date.

Each participant will automatically be granted an option to purchase shares of Class B Common Stock on each purchase date. The option generally will expire at the end of the purchase period or upon termination of employment, whichever is earlier.

Purchases

Under the ESPP, shares will be purchased at a price equal to 85% of the lesser of (i) the fair market value of a share of Class B Common Stock on the offering date, or such fair market value on the second offering date if the participant was not participating on the offering date or (ii) the fair market value of a share of Class B Common Stock on the purchase date.

On October 24, 2003, the last reported sale price of the Class B Common Stock on the New York Stock Exchange was $19.56 per share. The number of shares of Class B Common Stock a participant purchases in each purchase period will be determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that purchase period by the purchase price.

Termination of Employment

If a participant dies, retires or otherwise terminates employment, his or her accumulated payroll deductions as of the date of death, retirement or other termination will be refunded.

Adjustments upon Changes in Capitalization, Merger or Sale of Assets

If the number of outstanding shares of Class B Common Stock has increased, decreased, changed into or been exchanged for a different number or kind of shares or securities of the Company as a result of a stock split or the payment of a stock dividend or any other such change without receipt of any consideration by the Company, proportionate adjustments shall be made by the Compensation Committee in the number and/or kind of shares which are subject to purchase.

Participant Elections

A participant may increase, decrease or eliminate future payroll deductions to his or her account by filing a new election, provided such change is not made more than once in any purchase period. The change shall become effective as soon as practicable in accordance with the Compensation Committee’s rules and procedures for the next purchase period in which a payroll deduction under the ESPP would otherwise occur. A participant may also withdraw from participation (and receive a refund of accumulated payroll withholdings) for any purchase period by filing a notice of withdrawal at least 10 days before the end of a purchase period.

Amendment and Termination

The Board of Directors may terminate, suspend or amend the ESPP at any time, except that stockholder approval is required to increase the number of shares of Class B Common Stock reserved for issuance under the ESPP or change the designation of the employees eligible to participate in the ESPP.

New Plan Benefits

Because benefits under the ESPP depend on employees’ elections to participate and the fair market value of Class B Common Stock at various future dates, it is not possible as of the date that this Proxy Statement went to press to determine future benefits that will be received by executive officers and other employees if the ESPP is approved by the stockholders. Non-employee directors are not eligible to participate in the ESPP.

U.S. Federal Income Tax Consequences

If stockholders approve the ESPP as described above, the ESPP, and the right of participants to make purchases thereunder, should qualify for treatment under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable for United States federal income tax purposes to a participant until the shares purchased under the ESPP are sold or otherwise disposed of.

Upon sale or other disposition of the shares, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years after the last trading day of their purchase period, or if the participant dies prior to such sale or other disposition, then the participant generally will recognize ordinary income measured as the lesser of:

(i)	the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or

(ii)	an amount equal to 15% of the fair market value of the shares on the last trading day of their purchase period.

Any additional gain should be treated as long-term capital gain. If the sales price is less than the purchase price, then the participant shall not recognize any ordinary income and such excess shall be treated as a long-term capital loss.

If the shares are sold or otherwise disposed of before the expiration of the required two-year holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the two-year holding period described above. In all other cases, no deduction is allowed to the Company.

The foregoing discussion is not intended to cover all tax consequences of participation in the ESPP. The tax consequences outlined above apply only with respect to an employee whose income is subject to United States federal income tax during the period beginning with the grant of an option and ending with the disposition of the Class B Common Stock acquired through the exercise of the option. Different or additional rules may apply to individuals who are subject to income tax in a foreign jurisdiction and/or are subject to state/local income tax in the United States.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

APPROVAL OF THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN AS DESCRIBED ABOVE.

PROPOSAL NO. 4

APPROVAL OF THE GRANT OF OPTIONS TO PURCHASE SHARES OF THE COMPANY’S  CLASS B COMMON STOCK TO CERTAIN OFFICERS AND DIRECTORS OF THE COMPANY

The Company’s stockholders are being asked to approve the actions of the Compensation Committee of the Board of Directors in granting options to purchase up to an aggregate of 965,000 shares of the Company’s Class B Common Stock to the officers and directors of the Company set forth below.

On January 3, 2003, the Compensation Committee of the Board of Directors approved, subject to the approval of the stockholders of the Company, the grant of the following options: (i) options to purchase 100,000 shares of Class B Common Stock to each of James A. Courter, the Company’s Chief Executive Officer and Vice Chairman of the Board of Directors, Ira A. Greenstein, the Company’s President, Stephen R. Brown, the Company’s Chief Financial Officer and Treasurer, Morris Lichtenstein, the Company’s Executive Vice President of Business Development, and Moshe Kaganoff, the Company’s Executive Vice President of Strategic Planning; (ii) options to purchase 75,000 shares of Class B Common Stock to each of Marc A. Knoller, the Company’s Senior Vice President and E. Brian Finkelstein, the Company’s Executive Vice President of Business Development; (iii) options to purchase 65,000 shares of Class B Common Stock to Marcelo Fischer, the Company’s Chief Accounting Officer and Controller; (iv) options to purchase 60,000 shares of Class B Common Stock to Geoffrey Rochwarger, the Company’s Executive Vice President of Telecommunications; (v) options to purchase 50,000 shares of Class B Common Stock to Joyce J. Mason, the Company’s Senior Vice President, General Counsel and Secretary and; (vi) options to purchase 40,000 shares of Class B Common Stock to Jonathan Levy, the Company’s Executive Vice President of Corporate Development.

The options were not granted under the Plan. Each of the options has an exercise price of $14.95 per share. Options with respect to one-sixth of such shares vested on July 1, 2003, the remainders vest in equal installments on each January 1 and July 1, commencing January 1, 2004 through January 1, 2006.

Each of the option grants is subject to the terms of an agreement substantially in the form of Exhibit C hereto. The agreements incorporate the terms of the Plan which are described in the discussion of Proposal No. 2 above.

The options terminate 180 days following the termination of the grantee’s employment with the Company for any reason or the death, disability or retirement of the grantee. The options are not transferable by the grantee other than to immediate family members or trusts or other entities created for estate planning purposes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

APPROVAL OF THE GRANT OF THE OPTIONS AS DESCRIBED ABOVE.

PROPOSAL NO. 5

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

AS INDEPENDENT AUDITORS

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Ernst & Young LLP as the Company’s independent auditors for Fiscal 2004.

In the event that the ratification of this selection of auditors is not approved by a majority of the votes cast by holders of shares of Common Stock, Class A Common Stock and Class B Common Stock voting at the Annual Meeting in person or by proxy, management will review its future selection of auditors.

Ernst & Young LLP has served as the Company’s independent auditors since 1993. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

FEES PAID TO ERNST & YOUNG

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended July 31, 2003, and July 31, 2002, and fees billed for the other services rendered by Ernst & Young LLP during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

Year Ended July 31	2002	2003
Audit Fees	$779,000	$1,104,000
Audit Related Fees(1)	9,000	93,000
Tax Fees(2)	131,000	303,000
All Other Fees	0	0

Total	$919,000	$1,500,000

(1)	Audit Related Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company’s benefit plans, due diligence related to mergers, acquisitions, and investments, additional revenue and license compliance procedures related to performance of the review or audit of the Company’s financial statements, and accounting consultations regarding the application of GAAP to proposed transactions.
(2)	Tax Fees consist of the aggregate fees billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning (domestic and international).

The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of Ernst & Young LLP.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditors.

The Audit Committee assesses requests for services by the independent auditors using several factors. The Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent auditors are best positioned to provide the most effective and efficient service based upon their familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

AS THE COMPANY’S INDEPENDENT AUDITORS

FOR THE FISCAL YEAR ENDING JULY 31, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than 10 percent of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC and the New York Stock Exchange. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2003, except that Mr. Jonas, Chairman of the Board of Directors, did not file a Form 4 on a timely basis for a gift transaction which occurred during December 2002, and Mr. Weld, a director of the Company, did not file a Form 4 on a timely basis for the receipt of an annual automatic grant of options for non-employee directors pursuant to the Plan during February 2003.

Submission of Proposals for the 2004 Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2004 Annual Meeting of Stockholders must submit such proposals in writing to the General Counsel and Secretary of the Company at 520 Broad Street, Newark, New Jersey 07102, which proposal must be received at such address no later than July 15, 2004. In addition, any stockholder proposal submitted with respect to the Company’s 2004 Annual Meeting of Stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s General Counsel and Secretary not less than 45 days prior to the day on which notice of the date of the annual meeting was mailed.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

November 12, 2003

/S/ JOYCE J. MASON
Joyce J. Mason Senior Vice President, General Counsel and Secretary

Exhibit A

IDT CORPORATION

1996 STOCK OPTION AND INCENTIVE PLAN

(As Amended and Restated as of October, 2003)

1.    Purpose; Types of Awards; Construction.

The purpose of the IDT Corporation 1996 Stock Option and Incentive Plan (the “Plan”) is to provide incentives to executive officers, other key employees, directors and consultants of IDT Corporation (the “Company”), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as officers, employees, directors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended, and of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof.

2.    Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a)  “Agreement” shall mean a written agreement entered into between the Company and a Grantee in connection with an award under the Plan.

(b)  “Board” shall mean the Board of Directors of the Company.

(c)  “Change in Control” means a change in ownership or control of the Company effected through either of the following:

(i)  any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock, or (D) any person who, immediately prior to the Initial Public Offering, owned more than 25% of the combined voting power of the Company’s then outstanding voting securities), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; or

(ii)  during any period of not more than two consecutive years, not including any period prior to the initial adoption of this Plan by the Board, individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

(d)  “Class B Common Stock” shall mean shares of Class B Common Stock, par value $.01 per share, of the Company.

(e)  “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)  “Committee” shall mean the Compensation Committee of the Board or such other committee as the Board may designate from time to time to administer the Plan.

(g)  “Common Stock” shall mean shares of Common Stock, par value $.01 per share, of the Company.

(h)  “Company” shall mean IDT Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

(i)  “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of officer, employee, director or consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity or any successor in any capacity of officer, employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of officer, employee, director or consultant (except as otherwise provided in the applicable Agreement). An approved leave of absence shall include sick leave, maternity leave, military leave or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(j)  “Corporate Transaction” means any of the following transactions:

(i)  a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in the Exchange Act) acquired 25% or more of the combined voting power of the Company’s then outstanding securities; or

(ii)  a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect).

(k)  “Disability” shall mean a Grantee’s inability to perform his or her duties with the Company or any of its affiliates by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Grantee and acceptable to the Company.

(l)  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(m)  “Fair Market Value” per share as of a particular date shall mean (i) the closing sale price per share of Class B Common Stock on the national securities exchange on which the Class B Common Stock is principally traded for the last preceding date on which there was a sale of such Class B Common Stock on such exchange, or (ii) if the shares of Class B Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Class B Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Class B Common Stock in such market, or (iii) if the shares of Class B Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(n)  “Grantee” shall mean a person who receives a grant of Options, Stock Appreciation Rights, Limited Rights or Restricted Stock under the Plan.

(o)  “Incentive Stock Option” shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

(p)  “Initial Public Offering” shall mean the underwritten initial public offering of shares of Common Stock, which occurred in March 1996.

(q)  “Insider” shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

(r)  “Limited Right” shall mean a limited stock appreciation right granted pursuant to Section 10.

(s)  “Non-Employee Director” means a member of the Board or the board of directors of any Subsidiary (other than Net2Phone, Inc., Film Roman, Inc. or any other Subsidiary that has either (A) a class of “equity securities” (as defined in Rule 3a11-1 promulgated under the Exchange Act) registered under the Exchange Act or (B) adopted any stock option plan, equity compensation plan or similar employee benefit plan in which non-employee directors of such Subsidiary are eligible to participate) who is not an employee of the Company or any Subsidiary.

(t)  “Nonqualified Stock Option” shall mean any option not designated as an Incentive Stock Option.

(u)  “Option” or “Options” shall mean a grant to a Grantee of an option or options to purchase shares of Class B Common Stock.

(v)  “Option Agreement” shall have the meaning set forth in Section 6.

(w)  “Option Price” shall mean the exercise price of the shares of Class B Common Stock covered by an Option.

(x)  “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(y)  “Plan” means this IDT Corporation 1996 Stock Option and Incentive Plan, as amended from time to time.

(z)  “Related Entity” means any Parent, Subsidiary or any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(aa)  “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interest in any Related Entity effected by a sale, merger or consolidation or other transaction involving such Related Entity or the sale of all or substantially all of the assets of such Related Entity.

(bb)  “Restricted Period” shall have the meaning set forth in Section 11.

(cc)  “Restricted Stock” means shares of Class B Common Stock issued under the Plan to a Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of refusal, repurchase provisions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(dd)  “Retirement” shall mean a Grantee’s retirement in accordance with the terms of any tax-qualified retirement plan maintained by the Company or any of its affiliates in which the Grantee participates.

(ee)  “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated under the Exchange Act, including any successor to such Rule.

(ff)  “Stock Appreciation Right” shall mean the right, granted to a Grantee under Section 9, to be paid an amount measured by the appreciation in the Fair Market Value of a share of Class B Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash or Class B Common Stock as specified in the award or determined by the Committee.

(gg)  “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(hh)  “Tax Event” shall have the meaning set forth in Section 17.

(ii)  “Ten Percent Stockholder” shall mean a Grantee who at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

(jj)  “Deferred Stock Units” mean a Grantee’s rights to receive shares of Class B Common Stock on a deferred basis, subject to such restrictions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

3.    Administration.

(a)  The Plan shall be administered by the Committee, the members of which may be composed of (i) “non-employee directors” under Rule 16b-3 and “outside directors” under Section 162(m) of the Code, or (ii) any other members of the Board.

(b)  The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options, Stock Appreciation Rights, Limited Rights and Restricted Stock; to determine which options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine which Options (if any) shall be accompanied by Limited Rights; to determine the purchase price of the shares of Class B Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan and any award under the Plan; to reconcile any inconsistent terms in the Plan or any award under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c)  All decisions, determination and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

(d)  The Board may delegate to the Chairman of the Company the authority to (i) grant awards under the Plan to employees of the Company and its Subsidiaries who are not officers or directors of the Company, and (ii) execute and deliver documents or take such other ministerial actions on behalf of the Committee with respect to awards. The grant of authority in this Section 3(d) shall be subject to such conditions and limitations as may be determined by the Committee. If the Committee delegates authority to the Chairman of the Company pursuant to this Section 3(d), and the Chairman grants awards pursuant to such delegated authority, references in this Plan to the “Committee” as they relate to such awards shall be deemed to refer to the Chairman.

4.    Eligibility.

Awards may be granted to executive officers, other key employees, directors and consultants of the Company or of any Subsidiary. In addition to any other awards granted to Non-Employee Directors hereunder, awards shall be granted to Non-Employee Directors pursuant to Section 14 hereof. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.    Stock.

(a)  The maximum number of shares of Class B Common Stock reserved for the grant of awards under the Plan shall be 16,955,109, subject to adjustment as provided in Section 12 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company. An additional 6,300,000 shares of Common Stock were previously reserved for the grant of awards prior to April 25, 2003, all of which were granted as Options; of such shares, 4,944,891 shares were issued upon the exercise of the Options, and 1,355,109 were removed from the Plan’s authorized shares on April 25, 2003 pursuant to the Option Conversion described in Section 21.

(b)  If any outstanding award under the Plan should, for any reason expire, be canceled or be forfeited (other than in connection with the exercise of a Stock Appreciation Right or a Limited Right), without having been exercised in full, the shares of Class B Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

(c)  In no event may a Grantee be granted during any calendar year Options to acquire more than 2,000,000 shares of Class B Common Stock or more than 2,000,000 shares of Restricted Stock or Deferred Stock Units, subject to adjustment as provided in Section 12 hereof.

6.    Terms and Conditions of Options.

(a)  OPTION AGREEMENT.  Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Option Agreement”), in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement. For purposes of interpreting this Section 6, a director’s service as a member of the Board shall be deemed to be employment with the Company.

(b)  NUMBER OF SHARES.  Each Option Agreement shall state the number of shares of Class B Common Stock to which the Option relates.

(c)  TYPE OF OPTION.  Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. In the absence of such designation, the Option will be deemed to be a Nonqualified Stock Option.

(d)  OPTION PRICE.  Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Class B Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 12 hereof.

(e)  MEDIUM AND TIME OF PAYMENT.  The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Common Stock or Class B Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Common Stock, including a cashless exercise procedure through a broker-dealer; provided, however, that in the case of an Incentive Stock Option, the medium of payment shall be determined at the time of grant and set forth in the applicable Option Agreement.

(f)  TERM AND EXERCISABILITY OF OPTIONS.  Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee, provided, that, the Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be ten (10) years from the date of the grant of the option unless otherwise determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(g) and 6(h) hereof. An Option may be exercised, as to any or all full shares of Class B Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Company’s transfer agent or other administrator designated by the Company, specifying the number of shares of Class B Common Stock with respect to which the Option is being exercised.

(g)  TERMINATION.  Except as provided in this Section 6(g) and in Section 6(h) hereof, an Option may not be exercised unless the Grantee is then in the employ of or maintaining a director or consultant relationship with the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained continuously so employed or in the director or consultant relationship since the date of grant of the Option. In the event that the employment or consultant relationship of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable at the time of Grantee’s termination may, unless earlier terminated in accordance with their terms, be exercised within thirty (30) days after the date of such termination (or such different period as the Committee shall prescribe); provided, however, that Options granted after November 17, 1998 and on or prior to October 22, 2001 may be exercised within three (3) months after the date of termination (or such different period as the Committee shall prescribe), and Options granted after October 22, 2001 may be exercised within 180 days after the date of termination (or such different period as the Committee shall prescribe).

(h)  DEATH, DISABILITY OR RETIREMENT OF GRANTEE.  If a Grantee shall die while employed by, or maintaining a director or consultant relationship with, the Company or a Subsidiary thereof, or within thirty (30) days after the date of termination of such Grantee’s employment, director or consultant relationship (or within such different period as the Committee may have provided pursuant to Section 6(g) hereof), or if the Grantee’s employment, director or consultant relationship shall terminate by reason of Disability, all Options theretofore granted to such Grantee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by result of death or Disability of the Grantee, at any time within 180 days after the death or Disability of the Grantee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. In the event that the employment or consultant relationship of a Grantee shall terminate on account of such Grantee’s Retirement, all Options of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within one hundred eighty (180) days after the date of such Retirement (or such different period as the Committee shall prescribe).

(i)  OTHER PROVISIONS.  The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7.    Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

8.    Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof:

(a)  LIMITATION ON VALUE OF SHARES.  To the extent that the aggregate Fair Market Value of shares of Class B Common Stock subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options, to the extent of the shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Class B Common Stock shall be determined as of the date that the Option with respect to such shares was granted.

(b)  TEN PERCENT STOCKHOLDER.  In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Class B Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9.    Stock Appreciation Rights.

The Committee shall have authority to grant a Stock Appreciation Right, either alone or in tandem with any Option. A Stock Appreciation Right granted in tandem with an Option shall, except as provided in this Section 9 or as may be determined by the Committee, be subject to the same terms and conditions as the related Option. Each Stock Appreciation Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)  TIME OF GRANT.  A Stock Appreciation Right may be granted at such time or times as may be determined by the Committee.

(b)  PAYMENT.  A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 9(d).

(c)  EXERCISE.  A Stock Appreciation Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable except to the extent any related Option is transferable or as otherwise determined by the Committee. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option. Unless otherwise approved by the Committee, no Grantee shall be permitted to exercise any Stock Appreciation Right during the period beginning two weeks prior to the end of each of the Company’s fiscal quarters and ending on the second business day following the day on which the Company releases to the public a summary of its fiscal results for such period.

(d)  AMOUNT PAYABLE.  Upon the exercise of a Stock Appreciation Right, the Optionee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Class B Common Stock on the date of exercise of such Stock Appreciation Right over the exercise or other base price of the Stock Appreciation Right or, if applicable, the Option Price of the related Option, by (ii) the number of shares of Class B Common Stock as to which such Stock Appreciation Right is being exercised.

(e)  TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE.  Upon the exercise of a Stock Appreciation Right, the related Option, if any, shall be canceled to the extent of the number of shares of Class B Common Stock as to which the Stock Appreciation Right is exercised. Upon the exercise or surrender of an option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Class B Common Stock as to which the Option is exercised or surrendered.

(f)  METHOD OF EXERCISE.  Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered to the Company in accordance with procedures specified by the Company from time to time. Such notice shall state the number of shares of Class B Common Stock with respect to which the Stock Appreciation Right is being exercised. A Grantee may also be required to deliver to the Company the underlying Agreement evidencing the Stock Appreciation Right being exercised and any related Option Agreement so that a notation of such exercise may be made thereon, and such Agreements shall then be returned to the Grantee.

(g)  FORM OF PAYMENT.  Payment of the amount determined under Section 9(d) may be made solely in whole shares of Class B Common Stock in a number based upon their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Class B Common Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Class B Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

10.    Limited Stock Appreciation Rights.

The Committee shall have authority to grant a Limited Right, either alone or in tandem with any Option. Each Limited Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)  TIME OF GRANT.  A Limited Right may be granted at such time or times as may be determined by the Committee.

(b)  EXERCISE.  A Limited Right may be exercised only (i) during the ninety-day period following the occurrence of a Change in Control or (ii) immediately prior to the effective date of a Corporate Transaction. A Limited Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable except to the extent any related Option is transferable or as otherwise determined by the Committee. A Limited Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

(c)  AMOUNT PAYABLE.  Upon the exercise of a Limited Right, the Grantee thereof shall receive in cash whichever of the following amounts is applicable:

(i)    in the case of the realization of Limited Rights by reason of an acquisition of common stock described in clause (i) of the definition of “Change in Control” (Section 2(c) above), an amount equal to the Acquisition Spread as defined in Section 10(d)(ii) below; or

(ii)  in the case of the realization of Limited Rights by reason of stockholder approval of an agreement or plan described in clause (i) of the definition of “Corporate Transaction” (Section 2(j) above), an amount equal to the Merger Spread as defined in Section 10(d)(iv) below; or

(iii)  in the case of the realization of Limited Rights by reason of the change in composition of the Board described in clause (ii) of the definition of “Change in Control” or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the Spread as defined in Section 10(d)(v) below.

Notwithstanding the foregoing provisions of this Section 10(c) (or unless otherwise approved by the Committee), in the case of a Limited Right granted in respect of an Incentive Stock Option, the Grantee may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify under the Code as an Incentive Stock Option.

(d)  DETERMINATION OF AMOUNTS PAYABLE.  The amounts to be paid to a Grantee pursuant to Section 10 (c) shall be determined as follows:

(i)  The term “Acquisition Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of common stock described in clause (i) of the definition of Change in Control, the greatest of (A) the highest price per share shown on the Statement on Schedule 13D or amendment thereto filed by the holder of 25% or more of the voting power of the Company that gives rise to the exercise of such Limited Right, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, or (C) the highest Fair Market Value per share of common stock during the ninety day period ending on the date the Limited Right is exercised.

(ii)  The term “Acquisition Spread” as used herein shall mean an amount equal to the product computed by multiplying (A) the excess of (1) the Acquisition Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (B) the number of shares of common stock with respect to which such Limited Right is being exercised.

(iii)  The term “Merger Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of an agreement described in clause (i) of the definition of Corporate Transaction, the greatest of (A) the fixed or formula price for the acquisition of shares of common stock specified in such agreement, if such fixed or formula price is determinable on the date on which such Limited Right is exercised, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, (C) the highest Fair Market Value per share of common stock during the ninety-day period ending on the date on which such Limited Right is exercised.

(iv)  The term “Merger Spread” as used herein shall mean an amount equal to the product. computed by multiplying (A) the excess of (1) the Merger Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (B) the number of shares of common stock with respect to which such Limited Right is being exercised.

(v)  The term “Spread” as used herein shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in clause (ii) of the definition of Change in Control or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the product computed by multiplying (i) the excess of (A) the greater of (1) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right or (2) the highest Fair Market Value per share of common stock during the ninety day period ending on the date the Limited Right is exercised over (B) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (ii) the number of shares of common stock with respect to which the Limited Right is being exercised.

(e)  TREATMENT OF RELATED OPTIONS AND LIMITED RIGHTS UPON EXERCISE.  Upon the exercise of a Limited Right, the related Option, if any, shall cease to be exercisable to the extent of the shares of Class B Common Stock with respect to which such Limited Right is exercised but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Class B Common Stock available for the grant of future awards pursuant to this Plan. Upon the exercise or termination of a related Option, if any, the Limited Right with respect to such related Option shall terminate to the extent of the shares of Class B Common Stock with respect to which the related Option was exercised or terminated.

(f)  METHOD OF EXERCISE.  To exercise a Limited Right, the Grantee shall (i) deliver written notice to the Company specifying the number of shares of Class B Common Stock with respect to which the Limited Right is being exercised, and (ii) if requested by the Committee, deliver to the Company the Agreement evidencing the Limited Rights being exercised and, if applicable, the Option Agreement evidencing the related Option; the Company shall endorse thereon a notation of such exercise and return such Agreements to the Grantee. The date of exercise of a Limited Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this paragraph (f).

11.    Restricted Stock.

The Committee may award shares of Restricted Stock to any eligible employee, director or consultant. Each award of Restricted Stock under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)  NUMBER OF SHARES.  Each Agreement shall state the number of shares of Restricted Stock to be subject to an award.

(b)  RESTRICTIONS.  Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the “Restricted Period”). The Committee may also impose such additional or alternative restrictions and conditions on the shares as it deems appropriate including the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee. Certificates for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, such certificates shall be held in escrow by an escrow agent appointed by the Committee. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award.

(c)  FORFEITURE.  Subject to such exceptions as may be determined by the Committee, if the Grantee’s continuous employment or consultant relationship with the Company or any Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Subsection (e) of this Section 11) shall thereupon be forfeited by the Grantee and transferred to, and retired by, the Company without cost to the Company or such Subsidiary.

(d)  OWNERSHIP.  During the Restricted Period the Grantee shall possess all incidents of ownership of such shares, subject to Subsection (b) of this Section 11, including the right to receive dividends with respect to such shares and to vote such shares.

(e)  ACCELERATED LAPSE OF RESTRICTIONS.  Upon the occurrence of any of the events specified in Section 13 (and subject to the conditions set forth therein), all restrictions then outstanding on any shares of Restricted Stock awarded under the Plan shall lapse as of the applicable date set forth in Section 13. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

11A.    Deferred Stock Units.

The Committee may award Deferred Stock Units to any outside director, eligible employee or consultant. Each award of Deferred Stock Units under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)  NUMBER OF SHARES.  Each Agreement for Deferred Stock Units shall state the number of shares of Class B Common Stock to be subject to an award.

(b)  RESTRICTIONS.  Deferred Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, until shares of Class B Common Stock are payable with respect to an award. The Committee may impose such vesting restrictions and conditions on the payment of shares as it deems appropriate including the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee.

(c)  FORFEITURE.  Subject to such exceptions as may be determined by the Committee, if the Grantee’s continuous employment or consulting relationship with the Company or any Subsidiary shall terminate for any reason prior to the Grantee becoming fully vested in the award, then the Grantee’s rights under any unvested Deferred Stock Units shall be forfeited without cost to the Company or such Subsidiary.

(d)  OWNERSHIP.  Until shares are delivered with respect to Deferred Stock Units, the Grantee shall not possess any incidents of ownership of such shares, including the right to receive dividends with respect to such shares and to vote such shares.

12.    Effect of Certain Changes.

(a)  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the Committee shall equitably adjust (i) the maximum number of Options or shares of Restricted Stock that may be awarded to a Grantee in any calendar year (as provided in Section 5 hereof), (ii) the number of shares of Class B Common Stock available for awards under the Plan, (iii) the number and/or kind of shares covered by outstanding awards and (iv) the price per share of Options or the applicable market value of Stock Appreciation Rights or Limited Rights, in each such case so as to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(b)  CHANGE IN CLASS B COMMON STOCK.  In the event of a change in the Class B Common Stock of the Company as presently constituted that is limited to a change of all of its authorized shares of Class B Common Stock into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Class B Common Stock within the meaning of the Plan.

13.    Corporate Transaction; Change in Control; Related Entity Disposition.

(a)  CORPORATE TRANSACTION.  In the event of a Corporate Transaction, each award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all outstanding awards of Options, Stock Appreciation Rights and Limited Rights under the Plan shall terminate. However, all such awards shall not terminate if the awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

(b)  CHANGE IN CONTROL.  In the event of a Change in Control (other than a Change in Control which is also a Corporate Transaction), each award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control.

(c)  RELATED ENTITY DISPOSITION.  With respect only to awards granted under the Plan after November 17, 1998, the Continuous Service of each Grantee (who is primarily engaged in service to a Related Entity at the time it is involved in a Related Entity Disposition) shall terminate effective upon the consummation of such Related Entity Disposition, and each outstanding award of such Grantee under the Plan shall become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer; provided, however, that no such award shall vest pursuant to this Section 13(c) in connection with a Related Entity Disposition consummated prior to November 17, 2000, if such vesting would defeat the ability to account for such transaction as a “pooling” under generally accepted accounting principles. The Continuous Service of a Grantee shall not be deemed to terminate (and each outstanding award of such Grantee under the Plan shall not become fully vested and exercisable and, in the case of an award of Restricted Stock, shall not be released from any restrictions on transfer) if (i) a Related Entity Disposition involves the spin-off of a Related Entity, for so long as such Grantee continues to remain in the service of such entity that constituted the Related Entity immediately prior to the consummation of such Related Entity Disposition (“SpinCo”) in any capacity of officer, employee, director or consultant or (ii) an outstanding award is assumed by the surviving corporation (whether SpinCo or otherwise) or its parent entity in connection with a Related Entity Disposition.

(d)  SUBSTITUTE AWARDS.  The Committee may grant awards under the Plan in substitution of stock-based incentive awards held by employees of another entity who become employees of the Company or any Subsidiary by reason of a merger or consolidation of the employing entity with the Company or any Subsidiary, or the acquisition by the Company or a Subsidiary of property or equity of the employing entity, upon such terms and conditions as the Committee may determine, and such awards shall not count against the share limitation set forth in Section 5 hereof.

14.    Non-Employee Director Options.

The provisions of this Section 14 shall apply only to certain grants of Options to Non-Employee Directors, as provided below. Except as set forth in this Section 14, the other provisions of the Plan shall apply to grants of Options to Non-Employee Directors to the extent not inconsistent with this Section. For purposes of interpreting Section 6 of the Plan, a Non-Employee Director’s service as a member of the Board or the board of directors of any Subsidiary shall be deemed to be employment with the Company.

(a)  GENERAL.  Non-Employee Directors shall receive Nonqualified Stock Options in accordance with this Section 14. The Option Price per share of Class B Common Stock purchasable under Options granted to Non-Employee Directors shall be the Fair Market Value of a share on the date of grant. Options granted pursuant to this Section 14 shall be subject to the terms of such section and shall not be subject to discretionary acceleration of exercisability by the Committee. Non-Employee Directors shall receive separate and additional grants hereunder for being a Non-Employee Director of the Company and each Subsidiary.

(b)  INITIAL GRANTS.  On the date of the Initial Public Offering, each Non- Employee Director was granted automatically, without action by the Committee, an Option to purchase 10,000 shares of Common Stock. The Option Price was equal to the offering price of the Common Stock in connection with the Initial Public Offering.

(c)  SUBSEQUENT GRANTS.  Each person who, after the Initial Public Offering, becomes a Non-Employee Director for the first time, will at the time such director is elected and duly qualified, be granted automatically, without action by the Committee, an Option to purchase 10,000 shares of Class B Common

Stock (or Common Stock prior to May 31, 2001); provided, however, that (i) each person who first becomes a Non-Employee Director of the Company after May 31, 2001 and before October 22, 2001 shall be granted an additional Option to purchase 10,000 shares of Class B Common Stock as of their date of election and qualification (for a total of 20,000 shares), (ii) each person who first becomes a Non-Employee Director of a Subsidiary after May 31, 2001 and before October 22, 2001 shall receive an Option to purchase 20,000 shares of Class B Common Stock as of October 22, 2001 (in lieu of an Option for 10,000 shares), and (iii) each person who first becomes a Non-Employee Director on or after October 22, 2001 and before December 31, 2002 shall be granted an Option to purchase 20,000 shares of Class B Common Stock as of their date of election and qualification. The Option Price shall equal the Fair Market Value of the Class B Common Stock as of the date of grant.

(d)  ANNUAL GRANTS.  Each Non-Employee Director who was initially elected to the Board prior to the Initial Public Offering shall automatically be granted an Option to purchase 20,000 shares of Class B Common Stock on each anniversary date of the Initial Public Offering occurring on or before December 31, 2002, and an Option to purchase 10,000 shares of Class B Common Stock on each such anniversary occurring on or after January 1, 2003. Each Non-Employee Director who was initially elected to the Board or the board of directors of any Subsidiary after the Initial Public Offering shall automatically be granted an Option to purchase 20,000 shares of Class B Common Stock on each anniversary of their election to the Board or the board of directors of such Subsidiary, as applicable, occurring on or before December 31, 2002, and an Option to purchase 10,000 shares of Class B Common Stock on each such anniversary occurring on or after January 1, 2003. On each anniversary date grant described above occurring on or after January 1, 2003, a Non-Employee Director shall also receive an additional annual grant of an Option to purchase 10,000 shares of Class B Common Stock if the Non-Employee Director is a member of a committee of the Board. The Options granted under this paragraph shall be granted without action by the Committee. The Option Price shall equal the Fair Market Value of the Class B Common Stock as of the date of grant.

(e)  VESTING.  Each option granted under this Section 14 shall be fully exercisable on the date of grant. Sections 6(f), 6(g) and 6(h) hereof shall not apply to Options granted to Non-Employee Directors.

(f)  DURATION.  Each Option granted to a Non-Employee Director shall expire on the first to occur of (i) the tenth anniversary of the date of grant of the Option, (ii) the first anniversary of the Non-Employee Director’s termination of service as a member of the Board or the board of directors of any Subsidiary, as applicable, other than for Cause or (iii) three months following the Non-Employee Director’s removal from the Board or the board of directors of any Subsidiary, as applicable, for Cause. The Committee may not provide for an extended exercise period beyond the periods set forth in this Section 14.

(g)  DEFINITION OF “CAUSE.”  For purposes of this Section 14, “cause” shall mean the termination of service as a member of the Board or the board of directors of any Subsidiary, as applicable, by a Non-Employee Director due to any act of (i) fraud or intentional misrepresentation, or (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

15.    Period During which Awards May Be Granted.

Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from February 7, 1996, the date the Plan was initially adopted by the Board.

16.    Transferability of Awards.

(a)  Incentive Stock Options (and any Stock Appreciation Rights related thereto) may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee or his or her guardian or legal representative.

(b)  Nonqualified Stock Options (together with any Stock Appreciation Rights or Limited Rights related thereto) shall be transferable in the manner and to the extent acceptable to the Committee, as evidenced by a writing signed by the Company and the Grantee. Nonqualified Stock Options (together with any Stock Appreciation Rights or Limited Rights related thereto) granted after October 31, 2000 shall be transferable by a Grantee as a gift to the Grantee’s “family members” (as defined in Form S-8) under such terms and conditions as may be established by the Committee; provided that the Grantee receives no consideration for the transfer. Notwithstanding the transfer by a Grantee of a Nonqualified Stock Option, the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer and the Grantee will continue to remain subject to the withholding tax requirements set forth in Section 17 hereof.

(c)  The terms of any award granted under the Plan, including the transferability of any such award, shall be binding upon the executors, administrators, heirs and successors of the Grantee.

17.    Agreement by Grantee regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of an Option, Stock Appreciation Right or Limited Right or the expiration of a Restricted Period (each, a “Tax Event”), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that a Grantee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. The withholding obligation may be satisfied by the withholding or delivery of Class B Common Stock.

18.    Rights as a Stockholder.

Except as provided in Section 11(d) hereof, a Grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 12(a) hereof.

19.    No Rights to Employment; Forfeiture of Option Gains.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or in a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee’s employment. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, the Company or any Subsidiary. The Agreement for any award under the Plan may require the Grantee to pay to the Company any financial gain realized from the prior exercise or vesting of the award in the event that the Grantee engages in conduct that violates any non-compete, non-solicitation or non-disclosure obligation of the Grantee under any agreement with the Company or any Subsidiary, including, without limitation, any such obligations provided in the Agreement.

20.    Beneficiary.

A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

21.    Authorized Share Approval; Amendment and Termination of the Plan.

(a)  AUTHORIZED SHARE APPROVAL.  The Plan initially became effective when adopted by the Board on February 7, 1996 and shall terminate on the tenth anniversary of such date. The Plan was ratified by the Company’s stockholders on February 27, 1997. In December 1997, the Board submitted to the Company’s stockholders for approval an amendment authorizing an additional 1,000,000 shares of common stock for awards under the Plan, making a total of 3,300,000 shares of common stock authorized for awards. On September 28, 1998, the Board authorized an additional 1,000,000 shares of common stock for awards under the Plan, on November 20, 1998, the Board approved the Plan, as amended and restated herein, and on November 23, 1998 the Executive Committee approved the further increase of 500,000 shares of common stock, bringing the total number of shares authorized for issuance under the Plan to 4,800,000 shares of common stock. The Company’s stockholders approved the September and November 1998 increases in December 1998 and an additional increase of 1,500,000 shares of common stock in December 1999. On May 24, 2000, the Board authorized 300,000 shares of the Company’s Class B Common Stock for awards under the Plan, and on September 12, 2000, the Board authorized an additional 3,000,000 shares of the Company’s Class B Common Stock for awards under the Plan; each of these increases was approved by the Company’s stockholders on December 13, 2001. On or about September 18, 2002, the Board authorized an additional 3,000,000 shares of the Company’s Class B Common Stock for awards under the Plan, which increase was approved by the Company’s stockholders on December 11, 2002. On April 25, 2003, the Board amended the Plan to remove the remaining authorized shares of Common Stock, and authorized for issuance under the Plan 3,501,903 shares of the Company’s Class B Common Stock held by the Company as treasury shares; the amendment also provided that all outstanding Options to purchase Common Stock as of April 25, 2003 shall thereafter be exercisable to purchase a share of Class B Common Stock in lieu of each share of Common Stock otherwise subject to such Option (the “Option Conversion”). On June 3, 2003, the Board removed the authorization of 2,146,794 shares of the Company’s Class B Common Stock for awards under the Plan. On or about September 16, 2003, the Board authorized an additional 3,000,000 shares of the Company’s Class B Common Stock for awards under the Plan, subject to approval by the stockholders of the Company.

(b)  AMENDMENT AND TERMINATION OF THE PLAN.  The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; however, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 12(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Grantee is obtained. The amendment of Section 6(g) (extending the post-termination exercise period of Options from thirty (30) days to three (3) months) and the addition of Section 13(c) in respect of Related Entity Dispositions shall apply prospectively only to Options granted after November 17, 1998, the date that the Plan, as amended and restated herein, was adopted by the Board.

22.    Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

Exhibit B

IDT CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

1.    Establishment of Plan.    IDT CORPORATION (the “Company”) proposes to grant options to purchase shares of the Company’s Class B Common Stock, $.01 par value per share (the “Class B Common Stock”), to eligible employees of the Company and its Participating Affiliates (as defined below) pursuant to this Employee Stock Purchase Plan (this “Plan”). For purposes of this Plan, “Parent Corporation” and “Subsidiary Corporation” shall have the same meanings as “parent corporation” and “subsidiary corporation” in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”). “Participating Affiliates” are Parent Corporations or Subsidiary Corporations that the Board of Directors of the Company (the “Board”) designates from time to time as corporations that shall participate in this Plan. Affiliates may be designated as Participating Affiliates either before or after this Plan is approved by the Company’s stockholders as provided in Section 22. The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of five hundred thousand (500,000) shares of Class B Common Stock are reserved for issuance under this Plan.

2.    Purpose.    The purpose of this Plan is to provide eligible employees of the Company and Participating Affiliates with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and Participating Affiliates, and to provide an incentive for continued employment.

3.    Administration.

(a)  This Plan shall be administered by the Compensation Committee of the Board (the “Committee”). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee in its sole discretion and its decisions shall be final and binding upon all participants. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

(b)  The Committee may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Plan, including, without limitation: (a) a minimum payroll deduction amount required for participation in an Offering Period, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering Period, (c) an exchange ratio applicable to amounts withheld in currency other than United States dollars, (d) a payroll deduction greater or less than the amount designated by a participant in order to adjust for the Company’s delay or mistake in processing an Enrollment Form (as defined in Section 6 below) or in otherwise effecting a participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, (e) determination of the date and manner by which the Fair Market Value of the Class B Common Stock is determined for purposes of administration of the Plan, (f) delegate responsibility for Plan operation, management and administration, subject to the Committee’s oversight and control, on such terms as the Committee may establish, and (g) delegate to other persons the responsibility for performing appropriate functions as necessary, desirable or appropriate to further the purposes of this Plan.

4.    Eligibility.    Any individual employed by the Company or the Participating Affiliates for the 90 days prior to the “Offering Date” or “Second Offering Date” of an “Offering Period” (each as defined in Section 5 below) is eligible to participate in such Offering Period except the following:

(a)  employees who are customarily employed for twenty (20) hours or less per week;

(b)  employees who are customarily employed for five (5) months or less in a calendar year;

(c)  employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Affiliates or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined power or value of all classes of stock of the Company or any of its Participating Affiliates; and

(d)  individuals who provide services to the Company or any of its Participating Affiliates as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

5.    Offering Periods.    The offering periods of this Plan (each, an “Offering Period”) shall be of twelve (12) months duration commencing the first business day after January 1 of each calendar year. The first day of each Offering Period is referred to as the “Offering Date.” Each Offering Period shall consist of two (2) consecutive purchase periods of approximately six (6) months duration (each, a “Purchase Period”). The first day of the second Purchase Period within each Offering Period is referred to as the “Second Offering Date.” A Purchase Period shall commence on the first business day after January 1 of each year and end on or about the next June 30, and a Purchase Period shall commence on the first business day after July 1 of each year and end on or about the next December 31. The last day of each Purchase Period is referred to as the “Purchase Date.” The Committee shall have the power to change the Offering Dates, Second Offering Dates or Purchase Dates and the duration of an Offering Period or Purchase Period without stockholder approval if such change is announced prior to the start of the relevant Offering Period or Purchase Period, or prior to such other time period as specified by the Committee; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the last day of an Offering Period or Purchase Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Offering Period or Purchase Period, as the case may be, shall end on the next following business day.

6.    Participation in this Plan.    An employee may participate during an Offering Period on the first Offering Date or Second Offering Date after such employee satisfies the eligibility requirements set forth in Section 4 above and delivers an approved enrollment form (the “Enrollment Form”) to the Company at least ten (10) business days prior to such Offering Date or Second Offering Date, or such other time period as specified by the Company. The Enrollment Form may be completed and submitted in paper form, or through a web-based enrollment program if allowed by the Company. Notwithstanding the foregoing, the Company may set a later time for filing the enrollment form authorizing payroll deductions for all eligible employees with respect to a given Offering Period. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the next Purchase Period and Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in a Purchase Offering Period as set forth in Section 11 below. A participant who has not otherwise withdrawn from this Plan under Section 11 is not required to file any additional Enrollment Form in order to continue participation in this Plan. However, a participant may deliver an approved change of enrollment form for a subsequent Purchase Period in accordance with the procedures set forth in this Section 6 if the participant wishes to change any of the elections contained in the participant’s then effective Enrollment Form for the following Purchase Period.

7.    Grant of Option on Enrollment.    Enrollment by an eligible employee in an Offering Period under this Plan will constitute the grant by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Class B Common Stock of the Company determined by dividing (a) the amount accumulated in such employee’s payroll deduction account during such Offering Period by (b) the Per Share Purchase Price as determined pursuant to Section 8 below (but in no event less than the par value of a share of Company’s Class B Common Stock), provided, however, that the number of shares of the Company’s Class B Common Stock subject to any option granted pursuant to this Plan shall not exceed the maximum number of shares which may be purchased pursuant to Section 10 below. The Fair Market Value of a share of the Company’s Class B Common Stock shall be determined as provided in Section 8 below.

8.    Purchase Price.    The purchase price per share (“Per Share Purchase Price”) at which a share of Class B Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

(a)  The Fair Market Value on the Offering Date, or the Fair Market Value on the Second Offering Date if the employee was not a participant on the Offering Date; or

(b)  The Fair Market Value on the Purchase Date.

For purposes of this Plan, the term “Fair Market Value” of the Class B Common Stock on any given date means (i) the closing sale price per share of Class B Common Stock for such date on the national securities exchange on which the Class B Common Stock is principally traded, or (ii) if the shares of Class B Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Class B Common Stock in such over-the-counter market for such date, or (iii) if the shares of Class B Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

9.    Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares.

(a)  The purchase price of the shares shall be accumulated by regular payroll deductions made during each Offering Period. The deductions shall be for whole dollar amounts specified on an Enrollment Form, subject to a minimum amount of $10 per pay period, or such other minimum amount established by the Company. The deduction shall also not exceed fifteen percent (15%) of the participant’s base wages or salary for a pay period, prior to any participant elections to reduce regular cash remuneration under Sections 125 or 401(k) of the Code. Payroll deductions shall commence on the first payday after commencement of the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

(b)  A participant may increase or decrease the amount of payroll deductions during an Offering Period by filing with the Company a change of enrollment form provided by the Company, in which case the new amount shall become effective as soon as is practicable for a payroll period commencing after the Company’s receipt of the change in enrollment form and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the amount of payroll deductions may be made at any time during a Purchase Period, but not more than one (1) change may be made effective during any Purchase Period. A participant may increase or decrease the amount of payroll deductions for any subsequent Purchase Period by filing with the Company a change of enrollment form prior to the beginning of such Offering Period, or prior to such other time period as specified by the Company.

(c)  A participant may reduce his or her payroll deduction amount to zero during a Purchase Period by filing a change of enrollment form with the Company. Such reduction shall be effective as soon as is practicable for a payroll period commencing after the Company’s receipt of the request and no further payroll deductions will be made for the duration of the Purchase Period. Payroll deductions credited to the participant’s account prior to the effective date of the request shall be used to purchase shares of Class B Common Stock in accordance with paragraph (e) below. A participant may not resume making payroll deductions during the Purchase Period in which he or she reduced his or her payroll deductions to zero.

(d)  All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

(e)  On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a notice of withdrawal from the Plan before such Purchase Date in accordance with Section 11, the Company shall apply the funds then in the participant’s account to the purchase of whole shares of Class B Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Per Share Purchase Price shall be as specified in Section 8. Any cash remaining in such participant’s account on a Purchase Date which is less than the amount necessary to purchase a full share of Class B Common Stock of the Company shall, at the discretion of the Company, be carried forward or refunded to the participant, without interest. If this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Class B Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

(f)  As promptly as practicable after the Purchase Date, the Company shall issue shares to a designated broker/dealer for the participant’s benefit representing the shares purchased upon exercise of his or her option, subject to compliance with Section 24 below.

(g)  During a participant’s lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

10.    Limitations on Shares to be Purchased.

(a)  No participant shall be entitled to purchase Class B Common Stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Parent Corporation or Subsidiary Corporation, exceeds $25,000 in Fair Market Value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan. The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit; provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

(b)  No participant shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Prior to the commencement of any Purchase Period or before such time period as specified by the Company, the Company may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (the “Maximum Share Amount”). Until otherwise determined by the Company, the Maximum Share Amount shall be 2,000 shares for each Offering Period. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount before commencement of the next Purchase Period. The Maximum Share Amount shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Company as set forth above.

(c)  If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Company shall determine to be equitable.

(d)  Any payroll deductions accumulated in a participant’s account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest, provided that, any amount remaining in such participant’s account which is less than the amount necessary to purchase a full share of Class B Common Stock of the Company shall be carried forward or refunded as described in Section 10(e).

11.    Withdrawal.

(a)  Each participant may withdraw from a Purchase Period under this Plan by signing and delivering to the Company a notice of withdrawal provided by the Company, which notice must be received in hard copy by the Department of Human Resources of the Company at least ten (10) business days prior to the end of an applicable Purchase Period, or such other time as specified by the Company.

(b)  Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. If a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan commencing after such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

12.    Termination of Employment.    Termination of a participant’s employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Affiliate, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Affiliate in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

13.    Return of Payroll Deductions.    If a participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or if this Plan is terminated by the Board, the Company shall deliver to the participant all payroll deductions credited to such participant’s account. No interest shall accrue on the payroll deductions of a participant in this Plan.

14.    Capital Changes.    Subject to any required action by the stockholders of the Company, the number of shares of Class B Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Class B Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per share of Class B Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Class B Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Class B Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Class B Common Stock effected without receipt of any consideration by the Company. Notwithstanding the foregoing, any fractional shares resulting from an adjustment pursuant to this Section 14 shall be rounded down to the nearest whole number, and in no event may the Per Share Purchase Price be decreased to an amount less than the par value, if any, of the Class B Common Stock. Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class B Common Stock subject to an option.

In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in its sole discretion in such instances, declare that this Plan shall terminate as of a date fixed by the Committee and either give each participant the right to purchase shares under this Plan prior to such termination or return all accumulated payroll deductions to each participant, without interest. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings, provided that the options under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, (each a “Sale Event”) the Company shall apply the funds contributed under the Plan to the purchase of shares of Class B Common Stock pursuant to the provisions of Section 9 immediately prior to the effective date of such Sale Event. Notwithstanding the foregoing, the surviving, continuing, successor or purchasing corporation or parent corporation thereof (the “Acquiring Corporation”), may elect to assume the Company’s rights and obligations under the Plan and, in that event, there shall be no purchase before the end of the Purchase Period in which the Sale Event occurs.

The Committee may, if it so determines in its sole discretion, also make provision for adjusting the share reserve set forth in Section 1, as well as the price per share of Class B Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Class B Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

15.    Withholding.    The participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Company or any of its Participating Affiliates, if any, which arise in connection with participation in the Plan. The Company and its Participating Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

16.    Nonassignability.    Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 23 below) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

17.    Reports.    Individual accounts will be maintained for each participant in this Plan. Each participant shall receive as soon as practicable after the end of each Offering Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.

18.    Notice of Disqualifying Disposition.    Each participant shall notify the Company in writing if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within the earlier of two (2) years from the Offering Date (or Second Offering Date, if applicable) or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period”). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates, and the Company may require all participants to use a designated broker/dealer to facilitate such notice.

19.    No Rights as Stockholder or to Continued Employment.    A participant shall have no rights as a stockholder by virtue of participation in the Plan until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the participant’s purchase right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 14. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Affiliate, or restrict the right of the Company or any Participating Affiliate to terminate such employee’s employment at any time.

20.    Equal Rights and Privileges.    All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423. This Section 20 shall take precedence over all other provisions in this Plan.

21.    Notices.    All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.    Term; Stockholder Approval.    This Plan shall be submitted for approval by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after September 16, 2003, the date on which the Board adopted this Plan. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Class B Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

23.    Designation of Beneficiary.

(a)  A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, under this Plan in the event of such participant’s death subsequent to the end of any Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under this Plan in the event of such participant’s death prior to a Purchase Date.

(b)  Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant’s death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

24.    Conditions Upon Issuance of Shares; Limitation on Sale of Shares.    Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

25.    Applicable Law.    The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

26.    Amendment or Termination of this Plan.    The Board may at any time amend, terminate or extend the term of this Plan, except that (i) any such termination cannot affect options previously granted under this Plan unless the Board determines that the termination of the Plan immediately following any Purchase Date is in the best interests of the Company and its stockholders, (ii) any amendment may not adversely affect the previously granted purchase right of any participant unless permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the Class B Common Stock under applicable federal, state or foreign securities laws, and (iii) any amendment must be approved by the stockholders of the Company in accordance with Section 2 above within twelve (12) months of the adoption of such amendment (or earlier if required by Section 22) if such amendment would:

(a)  increase the number of shares that may be issued under this Plan;

(b)  change the designation of the employees (or class of employees) eligible for participation in this Plan; or

(c)  constitute any other action taken by the Board that, by its terms, is contingent on stockholder approval.

Exhibit C

FORM OF

STOCK OPTION AGREEMENT

FOR CLASS B COMMON STOCK

This STOCK OPTION AGREEMENT (this “Agreement”) is entered into as of [            ], by and between IDT Corporation, a Delaware corporation (the “Company”), and                                      (the “Employee”).

WHEREAS, the Company desires to grant to the Employee options to acquire an aggregate of shares of Class B Common Stock of the Company, par value $.01 per share (the “Stock”), on the terms set forth herein.

NOW, THEREFORE, the parties hereby agree as follows:

1.    Definitions.    Capitalized terms are defined herein.

2.    Grant of Options.    The Employee is hereby granted stock options (the “Options”) to purchase an aggregate of shares of Stock, pursuant to the terms of this Agreement.

3.    Term.    The term of the Options (the “Option Term”) shall be for ten (10) years commencing on, and terminating on

4.    Option Price.    The initial exercise price per share of the Options shall be $[            ], subject to adjustment as provided herein.

5.    Conditions to Exercisability.    The Options shall vest and become exercisable on if the Employee continues to be employed by or acts as a Consultant to or a Director of the Company or any of its subsidiaries on such date.

6.    Method of Exercise.    An Option may be exercised, as to any or all full shares of the Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Company’s transfer agent or other administrator designated by the Company, specifying the number of shares of Stock with respect to which the Option is being exercised.

7.    Medium and Time of Payment.    The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Stock (whether then owned by the Employee or issuable upon exercise of the Option) having a Fair Market Value equal to such Option Price or in a combination of cash and Stock, including a cashless exercise procedure through a broker dealer.

8.    Termination.    Except as provided in this Section 8 and in Section 9 hereof, an Option may not be exercised unless the Employee is then in the employ of or maintaining a director or consultant relationship with the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Employee has remained continuously so employed or in the director or consultant relationship since the date of grant of the Option. In the event that the employment or consultant relationship of a Employee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Employee that are exercisable at the time of Employee’s termination may, unless earlier terminated in accordance with their terms, be exercised within three (3) months after the date of such termination (or such different period as the Compensation Committee of the Company (the “Committee”) shall prescribe).

9.    Death, Disability or Retirement of Employee.    If the Employee shall die while employed by, or maintaining a director or consultant relationship with, the Company or a Subsidiary thereof, or within thirty (30) days after the date of termination of such Employee’s employment, director or consultant relationship (or within such different period as the Committee may have provided pursuant to Section 8 hereof), or if the Employee’s employment, director or consultant relationship shall terminate by reason of Disability, all Options theretofore granted to the Employee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Employee or by the Employee’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by result of death or Disability of the Employee, at any time within 180 days after the death or Disability of the Employee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. In the event that the employment or consultant relationship of a Employee shall terminate on account of such Employee’s Retirement, all Options of the Employee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within one hundred eighty (180) days after the date of such Retirement (or such different period as the Committee shall prescribe).

10.    Withholding Taxes.    No later than the date of exercise of an Option, the Employee will pay to the Company or make arrangements satisfactory to the Company regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of an Option. Alternatively, solely to the extent permitted or required by law, the Company may deduct the amount of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of an Option from any payment of any kind due to the Employee. The withholding obligation may be satisfied by the withholding or delivery of the Stock.

11.    Terms Incorporated by Reference Herein.    Each of the terms of the Company’s 1996 Stock Option and Incentive Plan, as Amended and Restated (“Plan”), as in effect as of the date hereof, shall be deemed to govern the Options granted hereunder, as if the Options had been granted pursuant to the Plan. To the extent that there is any inconsistency between this Agreement and the terms of the Plan, the terms of this Agreement shall govern.

12.    Transferability of Options.    Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than to an immediate family member of Employee or to a trust or other estate planning entity created for the benefit of the Employee or one or more members of his immediate family as provided for under the Plan, provided that, in all cases, such transferee executes a written consent to be bound by the terms of this Agreement.

13.    Entire Agreement.    This Agreement contains all of the understandings between the parties hereto pertaining to the matters referred to herein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. The Employee represents that, in executing this Agreement, he does not rely and has not relied upon any representation or statement not set forth herein made by the Company with regard to the subject matter of this Agreement or otherwise.

14.    Amendment or Modification, Waiver.    No provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by the Employee and by a duly authorized officer of the Company. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar of dissimilar condition or provision at the same time, any prior time or any subsequent time.

15.    Notices.    Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at:

IDT Corporation

520 Broad Street

Newark, New Jersey 07102

Attention: Options Administrator

All notices to the Employee or other person or persons then entitled to exercise the Options shall be addressed to the Employee or such other person or persons at:

Anyone to whom a notice may be given under this Agreement may designate a new address by notice to such effect.

16.    Severability.    If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

17.    Governing Law.    This Agreement shall be construed and governed in accordance with the laws of the state of Delaware, without regard to principles of conflicts of laws.

18.    Headings.    All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

19.    Counterparts.    This Agreement may be executed in counterparts, each of which shall be deemed to be an original but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by an authorized officer and the Employee has hereunto set his hand all as of the date first above written.

IDT CORPORATION

By:
Name:
Title:

By:
Employee:
Telephone:

Exhibit D

CHARTER OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS OF

IDT CORPORATION

(As Revised and Adopted)

I.    Composition of the Audit Committee:    The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment.

II.    Purposes of the Audit Committee:    The purposes of the Audit Committee are to assist the Board of Directors:

1.	in its oversight of the Company’s accounting and financial reporting principles and policies and internal audit controls and procedures;

2.	in its oversight of the Company’s financial statements and the independent audit thereof;

3.	in selecting(or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement); and

4.	in evaluating the independence of the outside auditors.

The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews, including of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that from which it receives information from and, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company (“Statement as to Independence”), addressing at least each non-audit service provided to the Company and the matters set forth in Independence Standards Board No. 1.

The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company’s annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service.

III.    Meetings of the Audit Committee:    The Audit Committee shall meet four times annually, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements. In addition to such meetings of the Audit Committee as may be required to discuss the matters set forth in Article IV, the Audit Committee should meet separately at least annually with management, the director of the internal auditing department and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.    Duties and Powers of the Audit Committee:    To carry out its purposes, the Audit Committee shall have the following duties and powers:

1.	with respect to the outside auditor,

(i)	to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

(ii)	to review the fees charged by the outside auditors for audit and non-audit services;

(iii)	to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company’s outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors’ independence;

(iv)	if applicable, to consider whether the outside auditors’ provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company is compatible with maintaining the independence of the outside auditors; and

(v)	to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

2.	with respect to the internal auditing department,

(i)	to review the appointment and replacement of the director of the internal auditing department; and

(ii)	to advise the director of the internal auditing department that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management’s responses thereto;

3.	with respect to financial reporting principles and policies and internal audit controls and procedures,

(i)	to advise management, the internal auditing department and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

(ii)	to consider any reports or communications (and management’s and/or the internal audit department’s responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including any reports and communications related to:

•	deficiencies noted in the audit in the design or operation of internal controls;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

•	the outside auditor’s responsibility under generally accepted auditing standards;

•	significant accounting policies;

•	management judgments and accounting estimates;

•	adjustments arising from the audit;

•	the responsibility of the outside auditor for other information in documents containing audited financial statements;

•	disagreements with management;

•	consultation by management with other accountants;

•	major issues discussed with management prior to retention of the outside auditor;

•	difficulties encountered with management in performing the audit;

•	the outside auditor’s judgments about the quality of the entity’s accounting principles; and

•	reviews of interim financial information conducted by the outside auditor;

(iii)	to meet with management, the director of the internal auditing department and/or the outside auditors:

•	to discuss the scope of the annual audit;

•	to discuss the audited financial statements;

•	to discuss any significant matters arising from any audit or report or communication referred to in items 2(ii) or 3(ii) above, whether raised by management, the internal auditing department or the outside auditors, relating to the Company’s financial statements;

•	to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;

•	to discuss significant changes to the Company’s auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors, the internal auditing department or management; and

•	to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

(iv)	to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and

(v)	to discuss with the Company’s General Counsel any significant legal matters that may have a material effect on the financial statements, the Company’s compliance policies, including material notices to or inquiries received from governmental agencies; and

4.	with respect to reporting and recommendations,

(i)	to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement;

(ii)	to review this Charter at least annually and recommend any changes to the full Board of Directors; and

(iii)	to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V.    Resources and Authority of the Audit Committee:    The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

ANNUAL MEETING OF STOCKHOLDERS OF

IDT CORPORATION

December 15, 2003

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê    Please detach along perforated line and mail in the envelope provided.    ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:			FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: ¡ Moshe Kaganoff ¡ James S. Gilmore, III ¡ Jack F. Kemp ¡ Admiral William A. Owens

2. Approval of an amendment to the Company’s 1998 Stock Option and Incentive Plan, as amended and restated, that will (i) permit the grant of deferred stock units under the Plan, (ii) permit the grant of restricted stock to non-employee directors and (iii)

    increase the number of shares of the Company’s Class B

    Common Stock available for the grant of awards thereunder by an additional 3,000,000 shares.

			☐	☐	☐
		3. Approval of the Company’s Employee Stock Purchase Plan.	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

4. Approval of the Grant of Options to purchase up to an aggregate of 965,000 shares of the Company’s Class B Common Stock

    granted outside of the Company’s 1996 Stock Option

    and Incentive Plan, as amended and restated, to certain officers and directors of the company.

			☐	☐	☐
		5. Ratification of the appointment of Ernst & Young LLP, as the Company’s independent auditors for the fiscal year ending July 31, 2004.	☐	☐	☐
		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.        ☐

Signature of Stockholder______________________________	Date:____________	Signature of Stockholder____________________________	Date:________

Note:       Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

IDT CORPORATION

520 Broad Street, Newark, New Jersey 07102

(973) 438-1000

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 15, 2003

The undersigned appoints Howard S. Jonas and James A. Courter, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of IDT Corporation (the “Company”) to be held at the offices of IDT Corporation at 520 Broad Street, Newark, New Jersey on December 15, 2003 at 11:00 a.m., and any adjournment of the Annual Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Meeting, except as otherwise indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2, 3, 4 AND 5.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

IDT CORPORATION

December 15, 2003

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the
envelope provided as soon as possible.

                                                   -OR-

TELEPHONE - Call toll-free 1-800-PROXIES from
any touch-tone telephone and follow the instructions.
Have your control number and proxy card available
when you call.

                                                   -OR-

INTERNET - Access “www.voteproxy.com” and
follow the on-screen instructions. Have your control
number available when you access the web page.

COMPANY NUMBER | ACCOUNT NUMBER | CONTROL NUMBER |

ê    Please detach along perforated line and mail in the envelope provided.    ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:			FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: ¡ Moshe Kaganoff ¡ James S. Gilmore, III ¡ Jack F. Kemp ¡ Admiral William A. Owens

2. Approval of an amendment to the Company’s 1998 Stock Option and Incentive Plan, as amended and restated, that will (i) permit the grant of deferred stock units under the Plan, (ii) permit the grant of restricted stock to non-employee directors and (iii)

    increase the number of shares of the Company’s Class B

    Common Stock available for the grant of awards thereunder by an additional 3,000,000 shares.

			☐	☐	☐
		3. Approval of the Company’s Employee Stock Purchase Plan.	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

4. Approval of the Grant of Options to purchase up to an aggregate of 965,000 shares of the Company’s Class B Common Stock

    granted outside of the Company’s 1996 Stock Option

    and Incentive Plan, as amended and restated, to certain officers and directors of the company.

			☐	☐	☐
		5. Ratification of the appointment of Ernst & Young LLP, as the Company’s independent auditors for the fiscal year ending July 31, 2004.	☐	☐	☐
		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.        ☐

Signature of Stockholder______________________________	Date:____________	Signature of Stockholder____________________________	Date:________

Note:       Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.